EXHIBIT 10.123

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JOINT VENTURE AGREEMENT
This JOINT VENTURE AGREEMENT, dated this 17th day of January, 2013, is made and entered into by and among MICRON SEMICONDUCTOR B.V., a private limited liability company organized under the laws of the Netherlands (“MNL”), NUMONYX HOLDINGS B.V., a private limited liability company organized under the laws of the Netherlands (“Numonyx B.V.”), Micron Technology Asia Pacific, Inc., an Idaho corporation (“MTAP”), and NANYA TECHNOLOGY CORPORATION (Nany Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“ROC” or “Taiwan”) (“NTC”). MNL, Numonyx B.V., MTAP and NTC are each referred to individually as a “JV Party,” and collectively as the “JV Parties”.
RECITALS
A.    NTC and Infineon Technologies AG, a company incorporated under the laws of Germany (“Infineon”), have previously formed Inotera Memories, Inc. (Inotera Memories, Inc. [Translation from Chinese]), a company incorporated under the laws of the ROC (“Inotera”).
B.    Infineon subsequently assigned to Qimonda AG, a company incorporated under the laws of Germany (“Qimonda”), all of Infineon's Shares.
C.    In accordance with that certain Share Purchase Agreement, dated October 11, 2008 (the “Qimonda/MNL Share Purchase Agreement”), by and among Micron Technology, Inc., a Delaware corporation (“Micron”), MNL, Qimonda and Qimonda Holding B.V., a private limited company organized under the laws of the Netherlands (“Qimonda B.V.”), MNL acquired from Qimonda and Qimonda B.V. Shares.
D.    Subsequently, MNL Transferred to Numonyx B.V. certain Shares.
E.    MNL and NTC previously entered into that certain Joint Venture Agreement, dated November 26, 2008, and amended and restated as of January 11, 2010 and as of March [__], 2011 (the “Original Joint Venture Agreement”), to set forth certain agreements regarding the ownership, governance and operation of Inotera.
F.    The JV Parties now desire to replace the Original Joint Venture Agreement with this Agreement.
G.    Contemporaneous with the execution of this Agreement, Nan Ya Plastics is becoming a Joinder Party by entering into a Joinder Agreement with the JV Parties and Micron, and from time to time after the Closing Participating Affiliates and Participating Investors may become Joinder Parties, each by executing, delivering and entering into another Joinder Agreement with each of the JV Parties and Micron.

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
ARTICLE 1
DEFINITIONS; INTERPRETATION
Section 1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, capitalized terms used in this Agreement shall have the respective meanings set forth below:
“[***] Subscription Shares” means the Shares, if any, issued to NTC and the Joinder Parties pursuant to the terms and conditions of Section 2(a) of that certain New Finance Agreement entered into on the date hereof by and among Micron, MNL, Numonyx B.V., MSA, MTAP, Inotera and Nan Ya Plastics, to the extent such Shares are not purchased by MNL, Numonyx B.V. or MTAP as a result of a properly-exercised Partial Purchase Election.
“Accountants” shall have the meaning set forth in Section 10.2(c)(ii) of this Agreement.
“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, Controls, or is Controlled by, or is under common Control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.
“Agreement” means this Joint Venture Agreement.
“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.
“Articles of Incorporation” means the Articles of Incorporation of Inotera in the form and substance as Exhibit A attached to this Agreement, and as amended from time to time.
“Automatic Exercise Date” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“Blockage Condition” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“Board of Directors” means the board of directors of Inotera.

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“Board Switch Time” shall have the meaning set forth in Section 5.1(b)(iii) of this Agreement.
“Budget” shall have the meaning set forth in Section 7.5(b) of this Agreement.
“Business Day” means a day that is not a Saturday, Sunday or other day on which commercial banking institutions in either the ROC or the State of New York are authorized or required by Applicable Law to be closed.
“Business Plan” shall have the meaning set forth in Section 7.5(a) of this Agreement.
“Buyout Notice” shall have the meaning set forth in Section 13.1(a) of this Agreement.
“Buyout Original Price” shall have the meaning set forth in Section 13.1(a) of this Agreement.
“Buyout Price” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“Buyout Shares” shall have the meaning set forth in Section 13.1(a) of this Agreement.
“Buyout Subsidiaries” shall have the meaning set forth in Section 13.2 of this Agreement.
“CFO” shall have the meaning set forth in Section 5.4(b) of this Agreement.
“Chairman” means the Chairman of the Board of Directors.
“Clean-up Option” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“Competitively Sensitive Information” means any information, in whatever form, that has not been made publicly available relating to products and services that Micron or a Subsidiary of Micron, on the one hand, and a Joinder Party or NTC or a Subsidiary of a Joinder Party or NTC, on the other hand, sells in competition with the other at the execution of this Agreement or thereafter, including DRAM Products, to the extent such information of the Person selling such products and services includes price or any element of price, customer terms or conditions of sale, seller-specific costs, volume of sales, output (but not including Inotera's output), bid terms of the foregoing type and such similar information as is specifically identified electronically or in writing to Inotera by Micron or a Subsidiary of Micron, on the one hand, and a Joinder Party or NTC or a Subsidiary of a Joinder Party or NTC, on the other hand, as competitively sensitive information.
“Compliant JV Party” shall have the meaning set forth in Section 13.1(a) of this Agreement.

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“Confidentiality Agreements” shall have the meaning set forth in Section 15.13(a) of this Agreement.
“Confidentiality Covenant” shall have the meaning set forth in Section 15.13(a) of this Agreement.
“Control” means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person; and the term “Controlled” has a meaning correlative to the foregoing.
“Cure Period” shall have the meaning set forth in Section 12.5 of this Agreement.
“Deadlock” shall have the meaning set forth in Section 12.1 of this Agreement.
“Default Original Price” shall have the meaning set forth in Section 12.6(a) of this Agreement.
“Defaulting JV Parties” shall have the meaning set forth in Section 12.4 of this Agreement.
“Divestiture Action” shall have the meaning set forth in Section 2.4(c)(v) of this Agreement.
“DRAM Product” means a Trench DRAM Product or Stack DRAM Product.
“Employee Restriction Period” means the period commencing on the date of this Agreement and ending on the [***] of the [***] of all of the [***] by (i) MNL, Numonyx B.V., MTAP and their respective Subsidiaries or (ii) NTC, the Joinder Parties and their respective Subsidiaries, in each case not in contravention of this Agreement.
“Equity Interest” means a JV Party's or Joinder Party's percentage ownership of the Shares as determined by dividing the number of Shares owned by such JV Party or Joinder Party at the time of determination by the total issued and outstanding Shares at the time of determination.
“Event of Default” shall have the meaning set forth in Section 12.4 of this Agreement.
“Exercise Notice” shall have the meaning set forth in Section 12.6(a) of this Agreement.

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“Fab Lease” means that certain Amended and Restated Lease and License Agreement dated June 18, 2009, among NTC, Inotera and MeiYa.
“Fair Value” means (i) if the Shares are listed on the Taiwan Stock Exchange, aggregate volume weighted average trading price of the Shares for the [***] trading days ending on the Business Day immediately prior to the date of the Exercise Notice or the Buyout Notice, as applicable; or (ii) if the Shares are not then listed on the Taiwan Stock Exchange, the fair value of a Share as of the Business Day immediately prior to the date of the Exercise Notice or Buyout Notice, as applicable, as determined by independent appraisers selected as follows: each of MNL and NTC shall appoint one independent appraiser, which shall be an internationally recognized accounting, valuation or investment banking firm, and these two independent appraisers shall mutually select a third independent appraiser. Each such appraiser shall in good faith conduct its own independent appraisal to determine the fair value of the Shares (ignoring any applicable minority discounts or effects of illiquidity that may be associated with the Shares), and the average of the two (2) determinations that are the closest in value shall be the Fair Value of the Shares.
“Filing” shall have the meaning set forth in Section 2.4 of this Agreement.
“Filing Event” shall have the meaning set forth in Section 2.4 of this Agreement.
“Fiscal Quarter” means any of the four financial accounting quarters within the Fiscal Year.
“Fiscal Year” shall have the meaning set forth in Section 10.1 of this Agreement.
“Full Purchase Election” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“GAAP” means generally accepted accounting principles, consistently applied for all periods at issue.
“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel.
“ICDR” means the International Centre for Dispute Resolution of the American Arbitration Association.
“Imaging Product” means any (i) semiconductor device having a plurality of photo elements (e.g., photodiodes, photogates, etc.) for converting impinging light into an electrical representation of the information in the light, (ii) image processor or other semiconductor device for balancing, correcting, manipulating or otherwise processing such electrical representation of

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the information in the impinging light, or (iii) combination of the devices described in clauses (i) and (ii).
“Infineon” shall have the meaning set forth in the Recitals of this Agreement.
“Inotera” shall have the meaning set forth in the Recitals to this Agreement.
“Inotera Reportable Events” shall have the meaning set forth in Section 10.4 of this Agreement.
“Inspection Right” shall have the meaning set forth in Section 10.2(a) of this Agreement.
“Joinder Agreement” means each of (i) the Joinder Agreement (as amended from time to time) entered into by Nan Ya Plastics, each of the JV Parties and Micron as of the date of this Agreement and (ii) each of the other Joinder Agreements (as amended from time to time) that have been duly executed, delivered and entered into by a Participating Affiliate or a Participating Investor with each of the JV Parties and Micron, in substantially the form of the Joinder Agreement described in the foregoing clause (i).
“Joinder Party” means (i) Nan Ya Plastics, (ii) each Participating Affiliate that is a party to a Joinder Agreement and (iii) each Participating Investor that is a party to a Joinder Agreement.
“Joint Venture Documents” means the documents identified on Schedule A to this Agreement, as such documents may be amended from time-to-time by the parties thereto.
“JV Party” shall have the meaning set forth in the preamble to this Agreement.
“Manufacturing Plan” shall have the meaning set forth in Section 7.2 of this Agreement.
“Master Agreement” means that certain Master Agreement, dated as of the date hereof, among Micron, MNL, Numonyx B.V., MSA, MTAP, NTC and Inotera (as amended from time to time).
“MeiYa” means MeiYa Technology Corporation, a company incorporated under the laws of the ROC.
“Micron” shall have the meaning set forth in the Recitals to this Agreement.
“Micron Assigned Employee Agreement” means that certain Amended and Restated Micron Assigned Employee Agreement dated as of August 24, 2012, between Micron and Inotera.

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“Micron Competitor” means a manufacturer, developer or vendor of DRAM Products, Imaging Products, NAND Flash Memory Products or NOR Flash Memory Products, or a developer of process technology used in the manufacture of any of the foregoing.
“Micron Parties” shall have the meaning set forth in Section 9.3(a) of this Agreement.
“Micron Supply Agreement” means that certain Supply Agreement dated as of the date hereof, among Micron, MSA, and Inotera, as amended from time to time.
“MNL” shall have the meaning set forth in the preamble to this Agreement.
“MNL Director” means a director of Inotera designated by MNL pursuant to Section 5.1(b)(i), 5.1(b)(ii) or 5.1(b)(iii).
“MSA” means Micron Semiconductor Asia Pte. Ltd., a private limited company organized under the laws of Singapore.
“MTAP” shall have the meaning set forth in the preamble to this Agreement.
“Mutual Confidentiality Agreements” shall have the meaning set forth in Section 15.13(a) of this Agreement.
“Nan Ya Plastics” means Nan Ya Plastics Corporation, a company incorporated under the laws of the ROC.
“NAND Flash Memory Product” means a non-volatile semiconductor memory device containing memory cells that are electrically programmable and electrically erasable whereby the memory cells consist of one or more transistors that have a floating gate, charge trapping regions or any other functionally equivalent structure utilizing one or more different charge levels (including binary or multi-level cell structures), with or without any on-chip control, I/O and other support circuitry, in wafer, die or packaged form.
“NCPC” means Nan Chung Petrochemical Corporation (Nan Chung Petrochemical Corpororation [Translation from Chinese]), a company incorporated under the laws of the ROC.
“New Finance Agreement” means that certain New Finance Agreement dated as of the date hereof, by and among Micron, MNL, Numonyx B.V., MSA, MTAP, Inotera and Nan Ya Plastics.
“Non-compliant JV Party” shall have the meaning set forth in Section 13.1(a) of this Agreement.
“Non-Defaulting JV Parties” shall have the meaning set forth in Section 12.4 of this Agreement.

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“NOR Flash Memory Products” means a non-volatile semiconductor memory device, in die, wafer or packaged form, utilizing a hot carrier injection programming mechanism and one floating gate charge storage region per transistor whereby the memory array is arranged so that  the drain of one memory cell is connected directly to a source line through at most one memory transistor.
“Notice of Default” shall have the meaning set forth in Section 12.5 of this Agreement.
“NT$” means the lawful currency of the ROC.
“NTC” shall have the meaning set forth in the preamble to this Agreement.
“NTC Agreement” shall have the meaning set forth in Section 7.3 of this Agreement.
“NTC Competitor” means a manufacturer, developer or vendor of DRAM Products, or a developer of process technology used in the manufacture of DRAM Products.
“NTC Parties Share” means the aggregate Equity Interests of NTC and the Joinder Parties.
“NTC Parties” shall have the meaning set forth in Section 9.3(a) of this Agreement.
“NTC Supply Agreement” means that certain Supply Agreement dated as of the date hereof, between NTC and Inotera, as the same may be amended from time-to-time.
“Numonyx B.V.” shall have the meaning set forth in the preamble to this Agreement.
“Offered Shares” shall have the meaning set forth in Section 9.3(a) of this Agreement.
“Option Period” shall have the meaning set forth in Section 9.3(b) of this Agreement.
“Original Joint Venture Agreement” shall have the meaning set forth in the Recitals to this Agreement.
“Original Price” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“Partial Purchase Election” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“Participating Affiliate” means any Affiliate of Nan Ya Plastics (other than NTC) that has duly executed, delivered and entered into a Joinder Agreement.
“Participating Investor” means any Person other than Nan Ya Plastics, NTC, Micron or any of their respective Affiliates that is reasonably acceptable to Micron and has duly executed, delivered and entered into a Joinder Agreement.

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“Permitted Transfer” shall have the meaning set forth in Section 9.2 of this Agreement.
“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.
“President” shall have the meaning set forth in Section 5.4(a) of this Agreement.
“Prohibited Employees” shall have the meaning set forth in Section 8.4(a) of this Agreement.
“Proposing JV Party” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“Qimonda” shall have the meaning set forth in the Recitals to this Agreement.
“Qimonda B.V.” shall have the meaning set forth in the Recitals to this Agreement.
“Qimonda/MNL Share Purchase Agreement” shall have the meaning set forth in the Recitals to this Agreement.
“Restricted Employees” shall have the meaning set forth in Section 8.4(a) of this Agreement.
“Receiving Parties” shall have the meaning set forth in Section 9.3(a) of this Agreement.
“Receiving JV Party” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“Regulatory Law” shall have the meaning set forth in Section 2.4 of this Agreement.
“Remainder Shares” shall have the meaning set forth in Section 12.3(a) of this Agreement.
“Restored Position” shall have the meaning set forth in Section 11.5(b) of this Agreement.
“ROC” shall have the meaning set forth in the preamble to this Agreement.
“ROC Company Law” means the Company Law of the ROC, as amended.
“Sale Offer” shall have the meaning set forth in Section 9.3(a) of this Agreement.
“Shareholders' Meeting” or “Shareholders' Meetings” shall have the meaning set forth in Section 6.2 of this Agreement.

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“Shares” means the ordinary shares of Inotera.
“Stack DRAM” means dynamic random access memory cell that functions by using a capacitor arrayed predominantly above the semiconductor substrate.
“Stack DRAM Product” means any memory comprising Stack DRAM, whether in die or wafer form.
“[***]” means any obligation under the New Finance Agreement.
“Subsidiary” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, is Controlled by such specified Person.
“Suspension” shall have the meaning set forth in Section 14.3 of this Agreement.
“Taiwan” shall have the meaning set forth in the preamble to this Agreement.
“Taiwan GAAP” means GAAP used in the ROC, as in effect from time to time, consistently applied for all periods at issue.
“TDCC” means the Taiwan Depository & Clearing Corporation.
“Third Party” means any Person other than NTC, the Joinder Parties, Micron, Inotera or any of their respective Subsidiaries.
“Transfer” shall have the meaning set forth in Section 9.1(a) of this Agreement.
“Transfer Notice” shall have the meaning set forth in Section 9.3(a) of this Agreement.
“Transfer Period” shall have the meaning set forth in Section 9.3(d) of this Agreement.
“Transferor” shall have the meaning set forth in Section 9.3(a) of this Agreement.
“Trench Contract Process” means the 90nm and 70nm trench based DRAM process technology previously transferred to Inotera under that certain Know How Transfer Agreement dated November 13, 2002, among NTC, Inotera and Qimonda, as amended.
“Trench DRAM” means a dynamic random access memory cell that functions employing a capacitor arrayed predominantly below the surface of the semiconductor substrate.
“Trench DRAM Products” means trench based dynamic random access memory products manufactured by Inotera in accordance with the Trench Contract Process.

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“TTLA” means that certain Third Amended and Restated Technology Transfer and License Agreement dated as of the date hereof, by and between Micron and NTC.
“[***]” shall have the meaning set forth in Section 11.5(a) of this Agreement.
“U.S. GAAP” means GAAP used in the United States, as in effect from time to time.
“Vice-Chairman” means the Vice-Chairman of the Board of Directors.
“Wafer Start” means the initiation of manufacturing services with respect to a wafer.
“Wholly-Owned Subsidiary” of a Person means a Subsidiary, all of the shares of stock or other ownership interests of which are owned, directly or indirectly through one or more intermediaries, by such Person, other than a nominal number of shares or a nominal amount of other ownership interests issued in order to comply with requirements that such shares or interests be held by one or more other Persons, including requirements for directors' qualifying shares or interests, requirements to have or maintain two or more stockholders or equity owners or other similar requirements.
Section 1.2    Certain Interpretive Matters.
(a)    Unless the context requires otherwise, (i) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with Taiwan GAAP, (iii) words in the singular include the plural and vice versa, (iv) the term “including” means “including without limitation,” and (v) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof. Unless otherwise denoted, all references to “$” or dollar amounts will be to lawful currency of the United States of America. All references to “day” or “days” mean calendar days.
(b)    No provision of this Agreement will be interpreted in favor of, or against, any JV Party by reason of the extent to which (i) such JV Party or its counsel participated in the drafting thereof, or (ii) such provision is inconsistent with any prior draft of this Agreement or such provision.

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ARTICLE 2
INOTERA
Section 2.1    General Matters.
(a)    Name. Inotera is named (Inotera Memories, Inc. [Translation from Chinese]) in Chinese and “Inotera Memories, Inc.” in English. The JV Parties and the Joinder Parties acknowledge and agree to use best efforts to cause Inotera to be continued as a company-limited-by-shares under the laws of the ROC.
(b)    Purpose. The JV Parties and the Joinder Parties shall use best efforts to cause the purpose of Inotera to be, (i) during the term of the Micron Supply Agreement, the manufacture and sale of certain Stack DRAM Products exclusively for and to Micron, Micron's Subsidiaries, and NTC and, (ii) after the term of the Micron Supply Agreement, the engagement in other lawful transactions not inconsistent with the terms of any contract or agreement with Micron or any Affiliate of Micron; and the entry of, or engagement in, any such lawful transactions or activities in furtherance of the foregoing purposes.
(c)    Business Scope. Subject to amendment by the JV Parties from time to time and any necessary approval from the relevant Governmental Entities, the JV Parties and the Joinder Parties shall use best efforts to cause the registered business scope of Inotera to be as set forth in its business license, other incorporation documents and the Articles of Incorporation, all as mutually agreed upon by MNL and NTC.
(d)    Principal Place of Business. The registered address and the principal place of business of Inotera is Hwa-Ya Technology Park, Taoyuan, Taiwan, ROC. The Board of Directors may change the registered address or the principal place of business of Inotera to such other place as the Board of Directors may from time to time determine. Inotera may maintain offices and places of business at such other place or places within or outside of Taiwan as the Board of Directors may deem to be advisable.
Section 2.2    Articles of Incorporation. In case of any conflict or inconsistency between the provisions of the Articles of Incorporation and the terms of this Agreement, the terms of this Agreement shall prevail as among the JV Parties and the Joinder Parties to the extent permitted under the Applicable Laws. To the extent permissible under the Applicable Laws, the JV Parties and the Joinder Parties shall exercise all rights available to them to give effect to the terms of this Agreement and to take such reasonable steps to amend the Articles of Incorporation at the next Shareholders' Meeting to the extent necessary to remove any such conflict or inconsistency.
Section 2.3    Maintenance of Inotera. The JV Parties and the Joinder Parties shall use best efforts to cause the Board of Directors, or officers of Inotera, to make or cause to be made, from time to time, filings and applications to the relevant Governmental Entities in the ROC to amend any registration, license or permit of Inotera as the Board of Directors reasonably

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considers necessary or appropriate under the Applicable Laws so as to ensure (a) the continuation of Inotera as a company-limited-by-shares under the laws of the ROC and (b) compliance with the terms of this Agreement.
Section 2.4    Governmental Approvals. In the event that any JV Party or any Joinder Party takes or desires to take any action contemplated by this Agreement that could reasonably be expected to result in an event or transaction, including the purchase by any JV Party or any Joinder Party of Shares pursuant to Section 9.3, 12.3, 12.6 or 13.1, which event or transaction, as to each of the foregoing, would require any JV Party or any Joinder Party to make a filing, notification or any other required or requested submission under antitrust, competition, foreign investment, company or fair trade law (any such event or transaction, a “Filing Event” and any such filing, notification, or any such other required or requested submission, a “Filing” and any such law, a “Regulatory Law”), then:
(a)    the JV Party or Joinder Party taking such action, in addition to complying with any other applicable notice provisions under this Agreement, shall promptly notify the other JV Parties and Joinder Parties of such Filing Event, which notification shall include an indication that Filings under the Regulatory Law will be required;
(b)    notwithstanding any provision to the contrary in this Agreement, a Filing Event may not occur or close until after any applicable waiting period (including any extension thereof) under the Regulatory Law, as applicable to such Filing Event, shall have expired or been terminated, and all approvals under regulatory Filings in any jurisdiction that shall be necessary for such Filing Event to occur or close shall have been obtained, and any applicable deadline for the occurrence or closing of such Filing Event contained in this Agreement shall be delayed, so long as all JV Parties and Joinder Parties are proceeding diligently in accordance with this Section 2.4 to seek any such expiration, termination or approval, and so long as there are no other outstanding conditions preventing the occurrence or closing of the Filing Event;
(c)    the JV Parties and the Joinder Parties shall, and shall cause any of their relevant Affiliates to:
(i)    as promptly as practicable, make their respective Filings under the applicable Regulatory Law;
(ii)    promptly respond to any requests for additional information from the applicable Governmental Entity;
(iii)    subject to applicable Regulatory Laws, use commercially reasonable efforts to cooperate with each other in the preparation of, and coordinate, such Filings (including the exchange of drafts between each party's outside counsel) so as to reduce the length of any review periods;

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(iv)    subject to applicable Regulatory Laws, cooperate and use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under Regulatory Law in connection with such Filing Event, including using commercially reasonable efforts to provide information, obtain necessary exemptions, rulings, consents, clearances, authorizations, approvals and waivers, and effect necessary registrations and filings;
(v)    subject to applicable Regulatory Laws, use their commercially reasonable efforts to (a) take actions that are necessary to prevent the applicable Governmental Entity from filing an action with a court or Governmental Entity that, if the Governmental Entity prevailed, would restrict, enjoin, prohibit or otherwise prevent or materially delay the consummation of the Filing Event, including an action by any such Governmental Entity seeking a requirement to (i) sell, license or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of, assets, categories of assets or businesses of any JV Party, Joinder Party, Micron, Inotera, or any of their respective Subsidiaries; (ii) terminate existing relationships and contractual rights and obligations of any JV Party, Joinder Party, Micron, Inotera or any of their respective Subsidiaries; (iii) terminate any relevant joint venture or other arrangement; or (iv) effectuate any other change or restructuring of any JV Party, Joinder Party, Micron or Inotera (as to each of the foregoing, a “Divestiture Action”), and (b) contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any order that restricts, enjoins, prohibits or otherwise prevents or materially delays the occurrence or closing of such Filing Event; and
(vi)    subject to applicable Regulatory Laws, prior to the making or submission of any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal by or on behalf of any JV Party or Joinder Party in connection with proceedings under or relating to the applicable Regulatory Law, consult and cooperate with each other, and consider in good faith the views of each other, in connection with any such analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals, and provide each other with copies of all material communications from and filings with, any Governmental Entities in connection with any Filing Event.
(d)    Notwithstanding anything to the contrary in this Section 2.4, nothing in this Section 2.4 shall require any JV Party, Joinder Party or their respective Affiliates, or Inotera, to take any Divestiture Action; and
(e)    if the Filing Event is prevented from occurring or closing as a result of any applicable Regulatory Laws, after exhausting all efforts required under this Section 2.4 to obtain the necessary approval of any applicable Governmental Entity, then the JV Parties and the Joinder Parties shall negotiate in good faith to agree upon an alternative event or transaction that would be permissible under applicable Regulatory Laws, and would approximate, as closely as possible, the intent and contemplated effect of the original Filing Event.

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ARTICLE 3
CAPITALIZATION; CONTRIBUTION OF CAPITAL
Section 3.1    Authorized Capital. In accordance with Section 6.5, the JV Parties and the Joinder Parties shall use best efforts to cause the authorized capital of Inotera to be amended from time to time, as may be necessary or desirable to consummate the transactions contemplated herein and in the New Finance Agreement in accordance with the Applicable Laws of the ROC.
Section 3.2    Capital Contributions. None of the JV Parties shall be obligated to make any contribution of capital to Inotera, except to the extent any such JV Party obligates itself to do so by signing a written agreement therefor.
Section 3.3    Unilateral Purchase of Shares. Except as otherwise provided herein, [***] shall, and none of them shall permit their respective Subsidiaries to, directly or indirectly acquire Shares or any other equity-linked securities of Inotera from any Person other than Inotera, without the prior written consent of [***]. [***] shall provide [***] with prompt written notice of any acquisition, directly or indirectly, of Shares from a Third Party by any of [***] or their respective Subsidiaries. Except as expressly contemplated by the Master Agreement, the New Finance Agreement or a Joinder Agreement, [***] shall use its best efforts to prevent Inotera from issuing Shares or any other equity-linked security of Inotera, directly or indirectly, to [***] without the prior written consent of [***]. If an [***] acquires Shares or any other equity-linked security of Inotera, whether from Inotera or otherwise (except as a result of a Permitted Transfer as contemplated by Section 9.2), [***] shall, notwithstanding anything to the contrary in Sections 5.1(b) or (c), use their respective commercially reasonable efforts to cause director seats on the Board of Directors to be allocated between MNL and NTC, consistent with the principles set forth in Sections 5.1(b) and (c). Notwithstanding the foregoing, the failure of the JV Parties and the Joinder Parties to achieve the foregoing result after using such commercially reasonable efforts shall not be a breach of this section or create any liability for such failure.
ARTICLE 4
BANK LOANS
If the Board of Directors shall at any time determine that there is a need for Inotera to obtain external financing, the JV Parties and the Joinder Parties will assist Inotera to seek and obtain commercial loans or other financing arrangements from banks and other financial institutions on competitive market terms and otherwise as Inotera may reasonably require. None of the JV Parties or the Joinder Parties (or any of their representatives) shall be obligated under this Agreement or otherwise to provide any guarantee or security for any such loans in favor of Inotera, unless specifically agreed in writing by such JV Party or Joinder Party (or its duly authorized representative).

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ARTICLE 5
MANAGEMENT OF INOTERA
Section 5.1    Board of Directors.
(a)    Power and Authority. The JV Parties and the Joinder Parties shall use best efforts to cause the Board of Directors to be responsible for the overall management of the business, affairs and operations of Inotera. The JV Parties and the Joinder Parties shall use best efforts to cause the Board of Directors to have all the rights and powers given to it under the Articles of Incorporation and the Applicable Laws of the ROC, including without limitation, the ROC Company Law.
(b)    Number of Directors.
(i)    The JV Parties and the Joinder Parties shall use best efforts to cause the Articles of Incorporation to provide for Inotera to have a Board of Directors consisting of twelve (12) directors. Subject to Sections 5.1(b)(ii) and 5.1(b)(iii), the JV Parties and the Joinder Parties shall use best efforts to cause the directors to be designated and elected as follows:
(A)    Subject to the following provisions of this Section 5.1(b)(i), (x) MNL shall be entitled to designate five (5) Persons as its representative directors on the Board of Directors; (y) NTC shall be entitled to designate five (5) Persons as its representative directors on the Board of Directors; and (z) two (2) directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, one (1) of whom shall be nominated by MNL, provided that such nominee is reasonably acceptable to NTC, and one (1) of whom shall be nominated by NTC, provided that such nominee is reasonably acceptable to MNL.
(B)    If the JV Parties and the Joinder Parties [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(C)    If the JV Parties and the Joinder Parties [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be

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nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(D)    If the JV Parties and the Joinder Parties [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(E)    If the JV Parties and the Joinder Parties [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(F)    If the JV Parties and the Joinder Parties [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(G)    If the JV Parties and the Joinder Parties [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***]Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(H)    If the JV Parties and the Joinder Parties [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of

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Directors; and (y) [***] shall be entitled to designate [***] Person as its representative director on the Board of Directors.
(I)    If the JV Parties and the Joinder Parties [***], (x) [***] shall be entitled to designate [***] Person as its representative director on the Board of Directors; and (y) [***] shall be entitled to designate [***] Person as its representative director on the Board of Directors.
(ii)    Notwithstanding Section 5.1(b)(i), if, pursuant to Applicable Law of the ROC and applicable listing rules, Inotera is required to have at least three (3) directors that are independent of the JV Parties, the JV Parties and the Joinder Parties shall use best efforts to cause the Articles of Incorporation to provide for Inotera to have a Board of Directors consisting of thirteen (13) directors, three (3) of which shall be independent directors. The JV Parties and the Joinder Parties shall use best efforts to cause twelve (12) of such directors to be designated and elected pursuant to Section 5.1(b)(i) and the third independent director to be nominated jointly by NTC and MNL; provided, however, that if NTC and MNL are unable to agree to the nomination of the third independent director, then such independent director shall be nominated by MNL, provided that such nominee is reasonably acceptable to NTC.
(iii)    Notwithstanding Sections 5.1(b)(i) and 5.1(b)(ii), from and after January 1, 2016, provided, however, that the Board Switch Time shall be an earlier date (which date shall not be earlier than the earlier of [***] or the date of [***]) as specified by MNL in a written notice to NTC if not [***] (it being understood and agreed that if it would be [***], NTC and the Joinder Parties shall use their reasonable efforts to [***]) (the “Board Switch Time”), the JV Parties and the Joinder Parties shall use best efforts to cause the directors to be designated and elected as follows:
(A)    Subject to the following provisions of this Section 5.1(b)(iii), (x) MNL shall be entitled to designate five (5) Persons as its representative directors on the Board of Directors; (y) NTC shall be entitled to designate four (4) Persons as its representative directors on the Board of Directors; and (z) three (3) directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, one (1) of whom shall be nominated by MNL, provided that such nominee is reasonably acceptable to NTC, one (1) of whom shall be nominated by NTC, provided that such nominee is reasonably acceptable to MNL, and the third of whom shall be nominated jointly by MNL and NTC; provided, however, that if MNL and NTC are unable to agree to the nomination of such third independent director, then such third independent director shall be nominated by NTC, provided that such nominee is reasonably acceptable to MNL.
(B)    If the JV Parties and the Joinder Parties [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required

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under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated [***]; provided, however, that if [***] to the nomination of [***] independent director, then [***] independent director shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(C)    If the JV Parties and the Joinder Parties are [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated [***]; provided, however, that if [***] to the nomination of [***] independent director, then [***] independent director shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(D)    If the JV Parties and the Joinder Parties are [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated [***]; provided, however, that if [***] to the nomination of [***] independent director, then [***] independent director shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(E)    If the JV Parties and the Joinder Parties are [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated [***]; provided, however, that if [***] to the nomination of [***] independent director, [***] independent director shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(F)    If the JV Parties and the Joinder Parties are [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; (y) [***] shall be entitled to designate [***] Person as its representative director on

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the Board of Directors; and (z) [***] directors shall be independent of the JV Parties as required under the Applicable Laws of the ROC and applicable listing rules, [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], [***] of whom shall be nominated by [***], provided that such nominee is reasonably acceptable to [***], and [***] of whom shall be nominated [***]; provided, however, that if [***] to the nomination of [***] independent director, [***] independent director shall be nominated by [***], provided that such nominee is reasonably acceptable to [***].
(G)    If the JV Parties and the Joinder Parties are [***], (x) [***] shall be entitled to designate [***] Persons as its representative directors on the Board of Directors; and (y) [***] shall be entitled to designate [***] Person as its representative director on the Board of Directors.
(H)    If the JV Parties and the Joinder Parties are [***], (x) [***] shall be entitled to designate [***] Person as its representative director on the Board of Directors; and (y) [***] shall be entitled to designate [***] Person as its representative director on the Board of Directors.
(c)    Agreement to Vote.
(i)    The JV Parties and the Joinder Parties agree to vote, in any Shareholders' Meeting where directors are elected, in a coordinated manner, to elect all of the Persons nominated or designated in accordance with Section 5.1(b) above.
(ii)    If for any reason the JV Parties and the Joinder Parties shall be unable to elect the number of Persons specified in Section 5.1(b)(i), 5.1(b)(ii) or 5.1(b)(iii), as applicable, to serve on the Board of Directors pursuant to Section 5.1(b), the JV Parties and the Joinder Parties shall vote, in a coordinated manner, to elect as many of such Persons as possible, consistent with the principles set forth in Section 5.1.
(d)    Removal and Replacement. Any of the representatives serving on the Board of Directors may be removed or replaced for any reason by the Person that designated him or her. If any such representative serving on the Board of Directors is so removed or replaced or otherwise ceases to serve as a representative on the Board of Directors, the Person that designated such representative shall be entitled to designate another Person to fill such vacancy, and the JV Parties and the Joinder Parties shall use best efforts to have such replacement representative serve on the Board of Directors; provided, that the designee to replace a director that is independent from the JV Parties must be reasonably acceptable to MNL or NTC, as applicable, in the same manner as set forth in Section 5.1(b)(i), Section 5.1(b)(ii) and Section 5.1(b)(iii), as applicable.
(e)    Compensation. The directors, except for the independent directors, if any, shall not receive any compensation for serving as such, although the Board of Directors may

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authorize the reimbursement of expenses reasonably incurred in connection with the performance of their duties.
(f)    Meetings of the Board of Directors; Notice. The JV Parties and the Joinder Parties shall use best efforts to cause or effect the following:
(i)    The Board of Directors shall meet from time to time but at least once per Fiscal Quarter in Taiwan (or such other place as the Board of Directors may decide) by not less than fourteen (14) days notice in writing. Emergency meetings of the Board of Directors may be convened from time to time by the Chairman, or the Vice-Chairman pursuant to Section 5.2(c), by not less than two (2) Business Days notice in writing.
(ii)    A notice of a meeting of the Board of Directors shall contain the time, date, location and agenda for such meeting. The presence of any director at a meeting (including attendance by means of video conference) shall constitute a waiver of notice of the meeting with respect to such director.
(iii)    The Board of Directors shall cause written minutes to be prepared of all actions, determinations and resolutions taken by the Board of Directors and a copy thereof sent to each director and supervisor of Inotera within twenty (20) days of each meeting.
(g)    Proxy and Video Conference. The JV Parties and the Joinder Parties shall use best efforts to cause Inotera to allow that: (i) in any case where a director cannot attend a meeting of the Board of Directors, such director may appoint another director as his or her proxy in accordance with the ROC Company Law; (ii) all or any of the directors may participate in a meeting of the Board of Directors by means of a video conference which allows all persons participating in the meeting to see and hear each other; and (iii) a director so participating shall be deemed to be present in person at the meeting and shall be entitled to vote or be counted in a quorum accordingly.
(h)    Quorum. The JV Parties and the Joinder Parties shall use best efforts to cause the presence of [***] of the directors in office, in each case in person, by proxy or by video conference, to be necessary and sufficient to constitute a quorum for the purpose of taking action by the directors at any meeting of the Board of Directors. No action taken by the Board of Directors at any meeting shall be valid unless the requisite quorum is present.
(i)    Voting. Unless a higher majority of votes is specifically required under the ROC Company Law or the Articles of Incorporation, the JV Parties and the Joinder Parties shall use best efforts to cause all actions, determinations or resolutions of the Board of Directors to require the affirmative vote of a two-thirds (2/3) majority of the directors present at any meeting of the Board of Directors at which a quorum is present.
(j)    Matters Requiring the Approval of the Board of Directors. The JV Parties and the Joinder Parties shall use best efforts to cause each of the following actions to require the

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approval of the Board of Directors by resolution adopted in accordance with Section 5.1(i) above (which approval may be obtained through the adoption of a Business Plan by the Board of Directors in accordance with Section 7.5, provided, that the relevant Business Plan sets forth such action in reasonable detail):
(i)    appointing or removing the Chairman and, once the position has been created, the Vice-Chairman of the Board of Directors and appointing or removing the President, the CFO, or any Vice Presidents of Inotera;
(ii)    approving or amending any Business Plan, including the Budget, any quarterly budgets, the production plan, the profit and loss plan, the capital investment plan and the financial plan;
(iii)    issuing new Shares within the authorized capital of Inotera or issuing equity-linked securities (except to the extent contemplated by the New Finance Agreement or a Joinder Agreement);
(iv)    determining long-term policies of Inotera, including substantial change in the organizational structure and business operation of Inotera;
(v)    determining employment terms, including compensation packages of the President, the CFO, any Vice President, and any assistant Vice Presidents of Inotera;
(vi)    establishing Subsidiaries, opening and closing branch offices, acquiring or selling all or part of the assets of another entity or business, establishing new business sites and closing of existing ones;
(vii)    setting the limits of authorities of various employment positions and approving the internal chart of authorities;
(viii)    making capital expenditures (or a group of related capital expenditures) in an amount equal to or greater than NT$70,000,000 individually or NT$350,000,000 in the aggregate in any one Fiscal Quarter;
(ix)    borrowing or lending to, or guaranteeing the obligations of, any Third Party;
(x)    pledging or hypothecating, or creating any encumbrance or other security interest in, Inotera's assets;
(xi)    issuing any debt securities of Inotera;
(xii)    entering into an agreement for the purchase, transfer, sale or any other disposal of assets valued at an amount greater than NT$70,000,000 other than transfers, sales or dispositions of assets in the ordinary course of business of Inotera;

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(xiii)    entering into, amending or terminating any material agreement relating to intellectual property rights or know how;
(xiv)    entering into, amending or terminating any agreement or other arrangement with, or for the benefit of, any director of Inotera;
(xv)    establishing, modifying or eliminating any significant accounting or tax policy, procedure or principle;
(xvi)    creating new product lines or discontinuing existing product lines;
(xvii)    commencing any litigation as plaintiff or settling any litigation matters;
(xviii)    preparing and submitting proposals for surplus earning distributions and loss offset to the shareholders of Inotera for approval;
(xix)    submitting any matters to the shareholders of Inotera for consideration or approval as may be required by Applicable Law;
(xx)    entering into, modifying, extending or terminating any one-time service or purchase of goods agreement in the amount of more than NT$70,000,000 or any long-term service or purchase agreement for goods between Inotera and a shareholder holding more than 10% of the issued share capital of Inotera, or an Affiliate of such shareholder;
(xxi)    redeeming or repurchasing Shares;
(xxii)    voluntary submission by Inotera to receivership, reorganization, bankruptcy or any similar status; and
(xxiii)    deciding other important matters related to Inotera that arise other than in the ordinary course of business.
Section 5.2    Chairman and Vice-Chairman.
(a)    Chairman. The JV Parties and the Joinder Parties shall use best efforts to cause the Chairman to be a director designated by NTC, subject to the consent of MNL, which consent shall not be unreasonably withheld. The JV Parties and the Joinder Parties shall use best efforts to cause the Chairman to have such duties and responsibilities as may be assigned to him or her by the Board of Directors. The JV Parties and the Joinder Parties shall use best efforts to cause the Chairman to not have a second or casting vote.
(b)    Vice-Chairman. The JV Parties and the Joinder Parties shall use best efforts to cause the Vice-Chairman to be a director designated by MNL (or, at MNL's direction, Numonyx B.V.), subject to the consent of NTC, which consent shall not be unreasonably

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withheld. The JV Parties and the Joinder Parties shall use best efforts to cause the Vice-Chairman to not have a second or casting vote.
(c)    Convening of the Board of Directors Meeting. The JV Parties and the Joinder Parties shall use best efforts to cause meetings of the Board of Directors to be convened by the Chairman; provided, that NTC and the Joinder Parties shall use their best efforts to cause the Chairman to convene a meeting of the Board of Directors upon the request, at any time, of any MNL Director. If the Chairman does not, within one week (or within three (3) days for convening an emergency meeting of the Board of Directors), comply with such director's request, the JV Parties and the Joinder Parties shall use best efforts to cause the Vice-Chairman to have the right to convene the meeting of the Board of Directors as requested by such director. The JV Parties and the Joinder Parties shall use best efforts to cause each director of Inotera to have the right to request the Chairman to convene a meeting of the Board of Directors indicating the proposed agenda.
Section 5.3    Supervisors.
(a)    Number of Supervisors. The JV Parties and the Joinder Parties shall use best efforts to cause the Articles of Incorporation to provide for Inotera to have four (4) supervisors. The JV Parties and the Joinder Parties agree to vote, in any Shareholders' Meeting where supervisors are elected, in a coordinated manner, to elect as supervisors two (2) natural persons recommended by MNL and two (2) Persons designated by NCPC.
(b)    Agreement to Vote. The JV Parties and the Joinder Parties agree to vote, in any Shareholders' Meeting where supervisors are elected, in a coordinated manner, to elect all of the Persons recommended by MNL and designated by NCPC in accordance with Section 5.3(a) above.
(c)    Removal and Replacement. The JV Parties and the Joinder Parties shall use best efforts to provide that any of the supervisors may be removed or replaced for any reason by the Person that recommended or designated him or her. If any supervisor designated by NCPC is so removed or replaced or otherwise ceases to serve as a supervisor, the JV Parties and the Joinder Parties shall use best efforts to cause NCPC to designate another Person to fill such vacancy. If for any reason any supervisor recommended by MNL ceases to serve as a supervisor, the JV Parties and the Joinder Parties shall use best efforts to fill such vacancy by another natural Person recommended by MNL in the next Shareholders' Meeting.
(d)    Compensation. The JV Parties and the Joinder Parties shall use best efforts to cause the supervisors, except for the independent supervisors, if any, to not receive any compensation for serving as such, although the Board of Directors may authorize the reimbursement of expenses reasonably incurred in connection with the performance of their duties.

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(e)    Restriction on Employment. The JV Parties and the Joinder Parties shall use best efforts to cause the supervisors to not be concurrently employed by Inotera in any other capacity.
Section 5.4    President and Chief Financial Officer.
(a)    President. The JV Parties and the Joinder Parties shall use best efforts to cause the Articles of Incorporation to provide for Inotera to have a president (the “President”), who shall report to the Board of Directors and serve at its pleasure. The President shall have such daily operation and management responsibilities of Inotera as may be assigned or delegated by the Board of Directors from time to time. The JV Parties and the Joinder Parties shall use best efforts to cause the President to be the person nominated by [***], subject to the consent of [***], which consent shall not be unreasonably withheld.
(b)    Chief Financial Officer. The JV Parties and the Joinder Parties shall use best efforts to cause the Articles of Incorporation to provide for Inotera to have a chief financial officer (the “CFO”), who shall report to the Board of Directors and serve at its pleasure. The CFO shall have such daily operation and management responsibilities of Inotera as may be assigned or delegated by the Board of Directors from time to time. The JV Parties and the Joinder Parties shall use best efforts to cause the CFO to be the person nominated by [***], subject to the consent of [***], which consent shall not be unreasonably withheld.
(c)    Termination and Vacancy. The JV Parties and the Joinder Parties shall use best efforts to cause the Board of Directors to have the exclusive right to terminate the services of the President and the CFO with or without cause. In the event of any such termination or in the event of any vacancy as a result of death, resignation, retirement or any other reason (other than pursuant to Section 5.5(b)(ii)), the JV Parties and the Joinder Parties shall use best efforts to cause the JV Party then having the right to nominate the President or the CFO, as the case may be, to be entitled to nominate another person, subject to the same consent requirement set forth in Sections 5.4(a) or (b) above, as the case may be, to fill such vacancy for appointment by the Board of Directors.
(d)    Authority. With respect to the execution of the daily operation and management of Inotera, the JV Parties and the Joinder Parties shall use best efforts to cause the President to have the authority to, among other things:
(i)    propose the annual budget and business plan of Inotera;
(ii)    approve capital expenditures of Inotera of NT$70,000,000 or less in a single event, or an aggregate of NT$350,000,000 or less in any Fiscal Quarter;
(iii)    approve borrowing and lending of Inotera and dispositions of assets of Inotera, in each case less than NT$70,000,000; and

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(iv)    execute annual budgets of Inotera approved by the Board of Directors.
Section 5.5    Other Officers. The JV Parties and the Joinder Parties shall use best efforts to allow the President to appoint, subject to the approval of the Board of Directors, and be assisted by such other officers of Inotera as the President may consider necessary or desirable from time to time. Such other officers shall perform such duties and have such powers specifically delegated to them by the Board of Directors from time to time. The JV Parties and the Joinder Parties shall use best efforts to cause the Board of Directors to determine, from time to time, the compensation, including any incentive compensation, for which such officers may be offered. The JV Parties and the Joinder Parties shall use best efforts to allow the Board of Directors to, from time to time, also appoint, and assign titles to, other officers of Inotera, and delegate to such officers such authorities and duties as the Board of Directors may deem advisable.
ARTICLE 6
SHAREHOLDERS' MEETINGS
Section 6.1    Annual Meeting. The JV Parties and the Joinder Parties shall use best efforts to cause the annual meetings of the shareholders of Inotera to be convened at least once annually by not less than thirty (30) days prior notice in writing accompanied by an agenda specifying the business to be transacted.
Section 6.2    Special Meeting. The JV Parties and the Joinder Parties shall use best efforts to cause special meetings of the shareholders of Inotera to be held from time to time and to be convened by the Board of Directors by not less than fifteen (15) days prior notice in writing accompanied by an agenda specifying the business to be transacted. (Any annual meetings of the shareholders and any special meetings of the shareholders shall individually be referred to as a “Shareholders' Meeting” and collectively be referred to as “Shareholders' Meetings”.)
Section 6.3    Quorum. Unless a higher quorum is required under the Applicable Laws, the JV Parties and the Joinder Parties shall use best efforts to cause the presence of the shareholders of Inotera representing a majority of the issued and outstanding Shares to be necessary and sufficient to constitute a quorum for the purpose of taking action at any Shareholders' Meeting. The JV Parties and the Joinder Parties shall use best efforts to provide that no action taken at a Shareholders' Meeting shall be valid unless the requisite quorum is present.
Section 6.4    Voting. The JV Parties and the Joinder Parties shall use best efforts to cause each Share to entitle its holder to one vote. Unless a higher vote is required under the Applicable Laws, the JV Parties and the Joinder Parties shall use best efforts to cause all actions, determinations or resolutions of the shareholders at any Shareholders' Meeting of Inotera to require the affirmative vote of (a) a majority of the votes represented in person or by proxy at the

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Shareholders' Meeting at which a quorum is present until the earlier of the date on which (i) the [***] is greater than [***] and (ii) any [***] have been satisfied, and (b) thereafter, [***] or more of the votes represented in person or by proxy at the Shareholders' Meeting at which a quorum is present.
Section 6.5    Matters Requiring the Approval of the Shareholders. The JV Parties and the Joinder Parties shall use best efforts to cause each of the following actions to require the approval of the shareholders of Inotera by resolution adopted in accordance with Section 6.4 above:
(a)    amending, restating or revoking the Articles of Incorporation;
(b)    electing or removing the directors or the supervisors;
(c)    determining the compensation of any director or supervisor;
(d)    approving the balance sheet and other financial statements received from the Board of Directors;
(e)    appointing and removing the auditors of Inotera;
(f)    approval of surplus earning distribution or loss offset proposals;
(g)    any merger, consolidation or other business combination to which Inotera is a party, or any other transaction to which Inotera is a party (other than where Inotera is merged or combined with or consolidated into a Wholly-Owned Subsidiary of Inotera), resulting in (i) a change of control of Inotera, other than a change of control that may occur pursuant to Section 9.3, 12.3, 12.6 or 13.1 or (ii) the sale of all or substantially all assets of Inotera;
(h)    liquidation or dissolution of Inotera; and
(i)    other actions reserved to the determination of the shareholders of Inotera by the ROC Company Law.
ARTICLE 7
OPERATIONS
Section 7.1    Manufacturing Facility; Fab Equipment.
(a)    Fab Equipment. Subject to the mutual agreement of MNL and NTC, Inotera may purchase, at fair market value, Micron's or NTC's idle equipment that is suitable for use in connection with the manufacturing of Stack DRAM Products.

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(b)    Upgrade and Enhancements. The JV Parties and the Joinder Parties shall use best efforts to cause Inotera to bear all costs and expenses for any upgrade, enhancement, automation and addition of new process equipment.
Section 7.2    Manufacturing Plan. The JV Parties and the Joinder Parties shall use best efforts to cause Inotera to prepare an annual manufacturing plan (the “Manufacturing Plan”) under the direction of the President, with input from the customers of Inotera (or such other persons or committees charged with such responsibility from time to time by the JV Parties). The Manufacturing Plan shall be updated by Inotera in accordance with the procedures set forth in the Micron Supply Agreement and taking into consideration the NTC Supply Agreement. The Manufacturing Plan shall address various manufacturing issues, including without limitation, the DRAM Products to be manufactured, priority of Wafer Starts and weekly output.
Section 7.3    Certain Related Party Matters. No transaction, contract or agreement, or amendment or modification of the terms or conditions of any contract or agreement (including, without limitation, the NTC Supply Agreement), between any of NTC, the Joinder Parties, or any of their respective Affiliates, on the one hand, and Inotera, on the other hand (each, a “NTC Agreement”), shall be made without prior written notice to and the prior written consent of MNL, which consent shall not be unreasonably withheld.
Section 7.4    Marketing and Sales. With respect to DRAM Products purchased from Inotera, each of Micron and MSA, on the one hand, and NTC, on the other hand, shall be free to compete against each other, anywhere in the world and with any customers, using its own marketing and sales channels and personnel. The JV Parties and the Joinder Parties agree that appropriate safeguards shall be put in place by each JV Party and each Joinder Party, and the JV Parties and the Joinder Parties shall use best efforts to cause Inotera to put in place such safeguards, to ensure compliance with all applicable competition or anti-trust laws.
Section 7.5    Business Plans and Budgets.
(a)    At least [***] prior to the beginning of each [***], the JV Parties and the Joinder Parties shall use best efforts to cause the President, with input from such relevant Persons or committees charged by the JV Parties and the Joinder Parties with responsibility for such matters from time to time, to prepare and submit to the Board of Directors for approval, a [***] business plan (the “Business Plan”) at least [***] prior to the beginning of the next [***].
(b)    The Business Plan shall include an annual budget for each of the [***] covered by such Business Plan (the “Budget”), which shall cover (i) [***] to be made during the period covered by the Budget, (ii) [***] expected to be [***], (iii) [***] of [***], (iv) [***] needs of [***], (v) [***], and (vi) such other business activities as shall be necessary and appropriate.

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(c)    The JV Parties and the Joinder Parties shall use best efforts to cause the Business Plan, including the Budget, to not be amended, updated, modified or superseded without the approval of the Board of Directors.
ARTICLE 8
EMPLOYEE MATTERS
Section 8.1    Employees.
(a)    Employees of Inotera. The JV Parties and the Joinder Parties shall use best efforts to cause Inotera to employ its own personnel, including administrative staff, operators, technicians and engineers, and, except with respect to employees assigned to Inotera pursuant to the Micron Assigned Employee Agreement, to be their exclusive employer.
(b)    Hiring. The JV Parties and the Joinder Parties shall use best efforts to cause the number, position and compensation of the employees of Inotera to be as determined by the President, consistent with the Business Plan and other employee policies, program and benefits approved by the Board of Directors or as otherwise expressly authorized by the Board of Directors.
(c)    Employee Policies. The JV Parties and the Joinder Parties shall use best efforts to cause, subject to the approval of the Board of Directors, Inotera to put in place and implement such employee policies, programs and benefits as determined by the President or as may otherwise be required by Applicable Laws.
Section 8.2    Micron Assigned Employees Agreement. Certain employees of Micron may be assigned or transferred to work at or with Inotera. In connection therewith, Micron and Inotera have entered into the Micron Assigned Employee Agreement.
Section 8.3    Employment and Service-Related Forms. The JV Parties and the Joinder Parties shall use best efforts to cause Inotera to have policies applicable to, and ensure that all of its officers, employees and third-party independent contractors, third-party consultants, and other third-party service providers enter into appropriate agreements with respect to, (a) protection of confidential information of Inotera, (b) compliance with Applicable Laws, (c) other matters related to the delivery of services to, or employment of such Person by, Inotera, (d) intellectual property creation and assignment documents, including invention disclosures, pursuant to which ownership to any intellectual property created in the course of employment with (or service to) Inotera shall be transferred and assigned to Inotera or its designee, as appropriate.
Section 8.4    Restrictions on [***] Employees.
(a)    Micron Restrictions. During the Employee Restriction Period, MNL, Numonyx B.V. and MTAP shall not, and shall cause Micron and its Affiliates not to, without the

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prior written consent of NTC, (i) directly or indirectly [***] or make arrangements to [***] any persons engaged or involved in [***] (collectively, “Prohibited Employees”) that is [***], employed by NTC, Inotera or their respective Subsidiaries, or (ii) directly or indirectly [***], or make arrangements to [***], any person [***] (“Restricted Employees”) that is [***], employed by NTC, Inotera or their respective Subsidiaries. Notwithstanding the foregoing, the restrictions in this Section 8.4(a) against [***] Prohibited Employees and Restricted Employees shall not (x) apply with respect to the [***] of any person whose employment was terminated by, or who has received a notice of termination or lay-off from, NTC, Inotera or their respective Subsidiaries, or (y) be binding on an Affiliate of Micron that is not a [***] and that is not [***], provided that such Affiliate of Micron does not do so with information or assistance provided by Micron, a Subsidiary of Micron or any of their respective officers, directors, employees or agents and such [***] will not [***].
(b)    NTC Restrictions. During the Employee Restriction Period, NTC and the Joinder Parties shall not, and shall cause their Affiliates not to, without the prior written consent of MNL and Micron, (i) directly or indirectly [***], or make arrangements to [***], any Prohibited Employee that is [***] employed by Micron, Inotera or their respective Subsidiaries, or (ii) directly or indirectly [***], or make arrangements to [***], any Restricted Employee that is [***], employed by Micron, Inotera or their respective Subsidiaries. Notwithstanding the foregoing, the restrictions against [***] a Prohibited Employee or a Restricted Employee shall not apply to an Affiliate of NTC that is not [***] and that is not [***], provided that such Joinder Party or Affiliate of NTC does not do so with information or assistance provided by NTC, a Joinder Party, a Subsidiary of NTC or a Joinder Party, or any of their respective officers, directors, employees or agents and such [***] will not [***].
ARTICLE 9
TRANSFER RESTRICTIONS
Section 9.1    Restrictions on Transfer.
(a)    Transfer Prohibitions.
(i)    In no event shall any of NTC or the Joinder Parties sell, exchange, transfer, dispose of, encumber, pledge, mortgage or hypothecate (each a “Transfer”), whether directly or indirectly, any part of the Shares owned by it to any Person if immediately after such Transfer the aggregate Equity Interest of NTC and the Joinder Parties would be below [***] percent ([***]%). Except in connection with [***], in no event shall MNL, Numonyx B.V. or MTAP Transfer, whether directly or indirectly, any part of the Shares owned by it to any Person if immediately after such Transfer the aggregate Equity Interest of MNL, Numonyx B.V. and MTAP would be below [***] percent ([***]%).
(ii)    The JV Parties and the Joinder Parties agree that:

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(A)    except in connection with [***], none of MNL, Numonyx B.V. and MTAP shall Transfer any part of the Shares to [***] without the prior written consent of NTC; and
(B)    none of NTC or the Joinder Parties shall Transfer any part of the Shares to [***] without the prior written consent of MNL;
provided, however, the provisions of this Section 9.1(a)(ii) shall not apply to any Transfer of Shares conducted on, and through the normal, in-market public trading procedures of, the Taiwan Stock Exchange or any other stock exchange upon which the Shares are listed, in each case other than Transfers conducted through after-hours trading on such exchanges.
(b)    Change of Control Event. Neither (i) a Transfer of shares or securities issued by a JV Party or a Joinder Party nor (ii) a change of control with respect to a JV Party or a Joinder Party shall constitute a Transfer prohibited under this Section 9.1.
(c)    Transferee to be Bound. Notwithstanding consent being given by JV Parties or Joinder Parties to other JV Parties or Joinder Parties for the Transfer of any part of the Shares, the transferring JV Parties or Joinder Parties, as applicable, shall cause and procure the proposed transferee to agree in writing to perform and be bound by all duties and obligations of the transferring JV Parties or Joinder Parties, as applicable, including the Transfer restrictions under Section 9.1 of this Agreement, except (i) where the Transfer is conducted on, and through the normal, in-market public trading procedures of, the Taiwan Stock Exchange or any other stock exchange upon which the Shares are listed, in each case other than Transfers conducted through after-hours trading on such exchanges, or (ii) where such Transfer is in connection with [***].
Section 9.2    Permitted Transfers. Notwithstanding Section 9.1, any JV Party and any Joinder Party may Transfer all (but not less than all) of its shares in Inotera to Micron or to a Wholly-Owned Subsidiary of Micron or to NTC or a Wholly-Owned Subsidiary of NTC or a Joinder Party (a “Permitted Transfer”); provided, that:
(a)    such transferee shall agree in writing to perform and be bound by all duties and obligations of the transferring JV Party or Joinder Party, as applicable, including the obligations set forth in this Agreement and any Joint Venture Documents to which the transferring JV Party or Joinder Party is a party;
(b)    the transferring JV Party or Joinder Party, as applicable, shall not be released from its duties and obligations under this Agreement or any other Joint Venture Documents and shall remain fully liable for the performance thereof by such transferee;
(c)    such transferee, if not Micron, NTC or a Joinder Party shall remain a Wholly-Owned Subsidiary of Micron, NTC or a Joinder Party during the period of time such transferee owns Shares and, if it does not continue as such, that transferee shall transfer all of the Shares it

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owns to Micron, NTC or a Joinder Party or to another Wholly-Owned Subsidiary of Micron, NTC or a Joinder Party prior to ceasing to be a Wholly-Owned Subsidiary of Micron, NTC or a Joinder Party;
(d)    at least ten (10) days prior written notice of any such Transfer by a JV Party or a Joinder Party, as applicable, of Shares shall be provided to each other JV Party; and
(e)    prior to the effectiveness of a Transfer permitted under this Section 9.2, the transferring JV Party or Joinder Party, as applicable shall deliver to the Board of Directors and each other JV Party and Joinder Party a certificate stating that:
(i)    the transferring JV Party or Joinder Party, as applicable, is not in breach of any provisions of this Agreement, any Joinder Agreement or any other Joint Venture Documents to which the transferring JV Party or Joinder Party, as applicable, is a party;
(ii)    immediately after giving effect to such Transfer, there will exist no event of default or an event or condition that, with the giving of notice or lapse of time or both, would constitute an event of default of the transferor or such transferee under this Agreement, any Joinder Agreement or any of the Joint Venture Documents; and
(iii)    the Transfer will not, and could not reasonably be expected to, cause an adverse effect on Inotera or any other JV Party, including any material adverse tax consequences or an adverse effect due to the loss of intellectual property rights.
Section 9.3    Right of First Refusal.
(a)    Transfer Notice. At any time during the term of this Agreement, and further subject to Section 9.1, if MNL, Numonyx B.V., and/or MTAP, on the one hand (the “Micron Parties”), or NTC and/or any Joinder Party, on the other hand (the “NTC Parties”), proposes to Transfer, other than as contemplated by Section 9.2, all or any part of its or their Shares in one or more related transactions (such Micron Parties or NTC Parties, as applicable, collectively, the “Transferor”), then the Transferor shall give the NTC Parties (if the Transferor is a Micron Party) or the Micron Parties (if the Transferor is a NTC Party) (such entities, the “Receiving Parties”) a written notice of the Transferor's intention to make the Transfer (the “Transfer Notice”), which shall include (i) the number of Shares proposed to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee, (iii) the consideration and the material terms and conditions upon which the proposed Transfer is to be made and (iv) an irrevocable offer to sell the Offered Shares to the Receiving Parties (hereinafter the “Sale Offer”) at the same price and on the same terms and conditions as set forth therein. The Transfer Notice shall also certify that the Transferor has received a firm offer from the prospective transferee and in good faith believes a binding agreement for such Transfer is obtainable on the terms set forth in the Transfer Notice.

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(b)    Option to Purchase. The Receiving Parties shall have the first right and option, at their sole discretion, but not the obligation, to purchase, in the aggregate, all (but not less than all) of the Offered Shares pro rata in accordance with each Receiving Party's ownership of Shares relative to the other Receiving Parties immediately prior to the Transfer Notice, pursuant to the Sale Offer by delivering a written notice to the Transferor within [***] days from the date of the Sale Offer (such period, the “Option Period”) stating the Receiving Parties' intention to exercise its right and option to purchase the Offered Shares.
(c)    Closing of Transfer to Receiving Parties. The Transfer of Offered Shares resulting from acceptance of the Sale Offer by the Receiving Parties in accordance with paragraph (b) above shall take place at a closing on a date designated by the Receiving Parties within [***] days following such acceptance (or, if any governmental or regulatory approvals, consents, filings or authorizations are required in connection with such Transfer, within [***] days following the receipt of all such approvals, consents, filings or authorizations), or at such other time as the Transferor and the Receiving Parties may otherwise agree. At such closing, the Transferor shall be obligated to sell and Transfer the Offered Shares and the Receiving Parties shall pay the purchase price for such shares in accordance with the terms and conditions set forth in the Sale Offer.
(d)    Sale to Third Party. If the Receiving Parties elect not to, or fails to give any notice of their intention to, purchase all of the Offered Shares within the Option Period, then, subject to Section 9.1, the Transferor shall have the right for [***] days thereafter (hereinafter the “Transfer Period”) to Transfer the Offered Shares to the prospective transferee identified in the Transfer Notice; provided, however, that such Transfer shall be consummated on terms not more favorable to the prospective transferee than the terms specified on the Transfer Notice. If such Transfer is not completed within the Transfer Period, the Transferor shall no longer be permitted to sell such Offered Shares except to again comply with the provisions of this Section 9.3.
(e)    Excluded Transfers. Notwithstanding the forgoing, the provisions of this Section 9.3 shall not apply to any Transfer of Shares or depository receipts representing the Shares conducted on, and through the normal, public trading procedures of, the Taiwan Stock Exchange or any other stock exchange upon which the Shares or depository receipts are listed, in each case other than Transfers conducted through after-hours trading on such exchanges.
ARTICLE 10
ACCOUNTING; FINANCIAL MATTERS
Section 10.1    Accounting. The JV Parties and the Joinder Parties shall use reasonable efforts to cause Inotera's books of account and records to be kept and maintained in accordance with Taiwan GAAP applied on a consistent basis. The JV Parties and the Joinder Parties shall use reasonable efforts to cause the fiscal year of Inotera to be from January 1 to December 31

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(“Fiscal Year”) and the Fiscal Quarter of Inotera to be based on calendar months (ending on the last day of each three-month period).
Section 10.2    Access to Information.
(a)    Inspection Rights. To the extent not in violation of Applicable Laws, the JV Parties and the Joinder Parties shall use best efforts to cause (i) MNL and its agents (which may include employees of MNL or of Micron) or MNL's or Micron's independent certified public accountants to have the right, at any reasonable time, to inspect, review, copy and audit (or cause to be audited) at the expense of MNL any and all properties, assets, books of account, corporate records, contracts, documentation and any other material of Inotera or any of its Subsidiaries, at the request of MNL, whether in the possession of the foregoing or its (or their) independent certified public accountants (such right, an “Inspection Right”), and (ii) NTC and its agents (which may include employees of NTC), or NTC's independent certified public accountants, to have an Inspection Right at the request and expense of NTC. Upon any such request, the JV Parties and the Joinder Parties shall use reasonable efforts to cause Inotera and each of its relevant Subsidiaries to use reasonable efforts to make available (or cause to make available) to MNL or NTC, as applicable, Inotera's accountants and key employees for interviews to verify information furnished or to enable MNL or NTC, as applicable, to otherwise review Inotera or any of its Subsidiaries and their operations.
(b)    Competitively Sensitive Information. The JV Parties and the Joinder Parties recognize that Inotera may, from time to time, be in possession of Competitively Sensitive Information belonging to a JV Party or a Joinder Party, and in no event shall a JV Party or a Joinder Party be entitled to access any Competitively Sensitive Information of another JV Party or Joinder Party in the possession of Inotera. The JV Parties and the Joinder Parties shall use reasonable efforts to cause Inotera to maintain procedures reasonably acceptable to the JV Parties and the Joinder Parties (including requiring that the JV Parties and the Joinder Parties use reasonable efforts to label or otherwise identify Competitively Sensitive Information as such) to ensure that Inotera will not disclose or provide Competitively Sensitive Information of one JV Party or Joinder Party to any other JV Party or Joinder Party (other than to an Inotera employee or to an assigned employee of another JV Party or Joinder Party to the extent required for such employee or assigned employee to perform his or her duties for Inotera) or any third party unless such disclosure is specifically requested by the JV Party or Joinder Party providing such Competitively Sensitive Information.
(c)    Information Right. The JV Parties and the Joinder Parties shall use reasonable efforts to cause Inotera to, and to cause the Board of Directors to cause Inotera to, provide to each JV Party, without cost to the JV Parties (except as otherwise provided below), the following:
(i)    Monthly Reports. At the end of each fiscal month, Inotera, and, if requested, each of its Subsidiaries, if any, shall provide each JV Party with the following

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monthly reports prepared in accordance with Taiwan GAAP consistently applied, in each case within the time period specified below:
(A)    monthly cash flow report as soon as practicable, but not later than fifteen (15) days after the end of each fiscal month;
(B)    month-end balance sheet as soon as practicable, but not later than fifteen (15) days after the end of each fiscal month;
(C)    monthly income statement as soon as practicable, but not later than fifteen (15) days after the end of each fiscal month; and
(D)    monthly operational spending summary as soon as practicable, but not later than fifteen (15) days after the end of each fiscal month.
(ii)    Quarterly Reports. As soon as practicable, but not later than sixty (60) days after the end of each Fiscal Quarter, a consolidated balance sheet of Inotera as of the end of such period and consolidated statements of income, cash flows and changes in shareholders' equity, as applicable, for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, each prepared in accordance with Taiwan GAAP. The quarterly financial statements shall be reviewed by a firm of independent certified public accountants selected from time to time by the Board of Directors (the “Accountants”). As soon as practicable, but not later than sixty (60) days after the end of each Fiscal Quarter, Inotera shall also prepare a reconciliation of its quarterly financial statements to U.S. GAAP as of the end of each Fiscal Quarter. Inotera and MNL shall cooperate with respect to the preparation of the quarterly financial statements and related reconciliation for Inotera's current Fiscal Quarter, and the presentation thereof shall be as mutually agreed by Inotera and MNL.
(iii)    Annual Financial Statements.
(A)    As soon as practicable, but not later than one hundred twenty (120) days after the end of each Fiscal Year of Inotera, audited consolidated financial statements of Inotera and its Subsidiaries, which shall include statements of income, cash flows and of changes in shareholders' equity, as applicable, for such Fiscal Year and a balance sheet as of the last day thereof, each prepared in accordance with Taiwan GAAP, consistently applied, and accompanied by the report of the Accountants.
(B)    As soon as practicable, but not later than one hundred twenty (120) days after the end of each Fiscal Year of Inotera, audited consolidated financial statements of Inotera and its Subsidiaries, which shall include statements of income, cash flows and of changes in shareholders' equity, as applicable, for such Fiscal Year and a balance sheet as of the last day thereof, each prepared in accordance with U.S. GAAP, consistently applied, and

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accompanied by the report of the Accountants. Notwithstanding the first sentence of this Section 10.2(c), unless MNL requests that an audit of such U.S. GAAP financial statement not be undertaken, MNL will bear the cost of such audit.
(d)    Other Reports. As soon as practicable, Inotera, and, if requested, each of its Subsidiaries, if any, shall provide MNL with any other reports not specified in Section 10.2(c)(i) - (iii) as MNL may reasonably request, provided, that MNL shall reimburse Inotera for any reasonable out-of-pocket expenses of Inotera paid to any Third Parties in connection with the provision of reports to MNL pursuant to this Section 10.2(d). If reasonably requested by a director of Inotera designated by NTC, Inotera shall provide, as soon as practicable, such director with any other reports not specified in Section 10.2(c)(i) - (iii).
Section 10.3    Other Information Rights. Inotera shall provide to MNL and its Affiliates such financial, accounting and other information as MNL may reasonably request in connection with the accounting and financial reporting obligations of MNL or any of its Affiliates relating to the ownership of Shares. If MNL requests that the Accountants or MNL's own auditors perform audit, review or other agreed upon procedures in connection therewith, the fees and expenses of the Accountants or MNL's auditors relating thereto shall be borne by MNL.
Section 10.4    Reportable Events. The JV Parties and the Joinder Parties shall use reasonable efforts to cause Inotera to provide notice to the JV Parties of any Inotera Reportable Event as soon as practicable and in any event not later than [***] days after Inotera becomes aware of such Inotera Reportable Event. The following events shall be “Inotera Reportable Events”:
(a)    Receipt by Inotera or any of its Subsidiaries of an offer by any Person to buy an equity interest in Inotera or any of its Subsidiaries or a significant amount of its assets or to merge or consolidate with Inotera or any of its Subsidiaries, or any indication of interest from any Person with respect to any such transaction;
(b)    The commencement, or threat delivered in writing, of any lawsuit involving Inotera or any of its Subsidiaries;
(c)    The receipt by Inotera or any of its Subsidiaries of a notice that Inotera or any of its Subsidiaries is in default under any loan agreement to which Inotera or any of its Subsidiaries is a party;
(d)    Any breach by Inotera or any of its Subsidiaries or a JV Party or a Joinder Party or an Affiliate of a JV Party or a Joinder Party of this Agreement, any Joinder Agreement, or any contract between Inotera or any of its Subsidiaries and a JV Party, a Joinder Party or an Affiliate of a JV Party or of a Joinder Party;

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(e)    The removal or resignation of the auditor for Inotera, or any adoption, or material modification, of any significant accounting policy or tax policy other than those required by Taiwan GAAP; or
(f)    Any other event that has had or could reasonably be expected to have a material adverse effect on the business, results of operations, financial condition or assets of Inotera or any of its Subsidiaries.
Section 10.5    Distributions and Dividend Policy.
(a)    Out of the net profits of Inotera for each fiscal year, after having provided for income tax, and covered losses of the previous years, the JV Parties and the Joinder Parties shall use best efforts to cause to cause Inotera to first set aside a legal reserve of 10% from the net profit after tax until the accumulated amount of such reserve equals the total issued capital of Inotera. Thereafter, the JV Parties and the Joinder Parties shall use best efforts to cause Inotera to distribute the remainder of the net profit, if any, after providing for any special reserves or reserving certain undistributed earnings for business purposes, as follows:
(i)    1% to 15% of such remaining profits as bonus to employees; and
(ii)    any other remaining profits may, at the option of the Board of Directors, be declared and paid as dividends to the shareholders of Inotera.
(b)    The JV Parties and the Joinder Parties shall use best efforts to cause Inotera to adopt a policy for its dividend distributions, which shall be in line with its capital budget and long-term financial plans; provided, however, that if Inotera declares dividends, at least fifty percent (50%) of the dividends must be paid in cash.
(c)    The JV Parties and the Joinder Parties shall use best efforts to cause Inotera to pay dividends, if any, to shareholders of Inotera in proportion to their respective ownership of Shares.
Section 10.6    Bank Accounts and Funds. The JV Parties and the Joinder Parties shall use reasonable efforts to cause the funds of Inotera, including any cash capital contributions, to be deposited in an interest-bearing account or accounts in the name of Inotera and to not be commingled with the funds of any JV Party, any Joinder Party or any other Person. The JV Parties and the Joinder Parties shall use reasonable efforts to cause the checks, orders or withdrawals to be signed by any one or more Persons as authorized by the Board of Directors.
Section 10.7    Internal Controls. The JV Parties and the Joinder Parties shall use reasonable efforts to cause Inotera to have in place a system of internal accounting controls, in accordance with the policies agreed by the JV Parties, which shall be approved by the Board of Directors and monitored by the President. The JV Parties and the Joinder Parties shall use best efforts to provide that changes to Inotera's system of internal accounting controls shall be made

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at the request of any JV Party, subject to the approval of the Board of Directors; provided, however, that in the event one JV Party is required to consolidate the financial results of Inotera under applicable GAAP, the internal controls and accounting systems of Inotera shall be modified as necessary to satisfy that JV Party's requirements relating to internal controls and financial reporting and such JV Party shall be entitled to receive the information and perform the testing that it deems necessary or advisable to satisfy its responsibilities related thereto. At the request of a JV Party, the JV Parties and the Joinder Parties shall use their best efforts to cause Inotera to (a) permit an independent auditor retained by such requesting JV Party and reasonably acceptable to Inotera to perform a reasonable evaluation of the internal controls and accounting systems of Inotera, provided that such evaluation is undertaken at the cost of such requesting JV Party and (b) cooperate with such evaluation.
Section 10.8    FCPA. The JV Parties and the Joinder Parties shall use their best efforts to cause Inotera to comply with, and establish appropriate procedures to ensure compliance with, the United States Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act 2010, as amended.
ARTICLE 11
OTHER AGREEMENTS AND COVENANTS
Section 11.1    Tax Cooperation. The JV Parties and the Joinder Parties shall cooperate in a good faith, commercially reasonable manner to maximize tax benefits and minimize tax costs of Inotera and of the JV Parties or their respective Affiliates with respect to the activities of Inotera, consistent with the overall goals of the Joint Venture Documents. Such cooperation shall include (a) the use by the Joinder Parties and NTC of reasonable efforts to assist Micron, MNL, Numonyx B.V., MTAP and the Affiliates of MNL, and Inotera in applying for applicable tax incentives and for a tax withholding exemption in Taiwan, the Netherlands and such other jurisdictions as may be relevant, with respect to payments made by either NTC or Inotera to Micron, MNL, Numonyx B.V., MTAP or any Affiliate of MNL, or by MNL, Numonyx B.V., MTAP or an Affiliate of MNL to Inotera and (b) MNL's use of reasonable efforts to assist NTC in applying for applicable tax incentives and for a tax withholding exemption in Taiwan, the Netherlands and such other jurisdictions as may be relevant, with respect to payments made by either Inotera to NTC, or by NTC or an Affiliate of NTC to Inotera. Additional assistance may include one JV Party or Joinder Party assisting another JV Party or Joinder Party in [***] of the [***] or [***] from a [***]; provided, however, that none of the JV Parties or Joinder Parties shall be required to [***] any of the [***] or take other action that such JV Party or Joinder Party reasonably determines is not commercially reasonable; provided, further, that if one JV Party or Joinder Party (and such JV Party's or Joinder Party's Affiliates) is not likely (based on reasonable assumptions and projections) to benefit directly or indirectly from an action requested by another JV Party or Joinder Party pursuant to this Section 11.1, then the JV Parties and the Joinder Parties shall use good faith commercially reasonable efforts to enter into an agreement requiring the requesting JV Party or Joinder Party to reimburse the other JV Parties and Joinder Parties for

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the [***] incurred by such other JV Parties and Joinder Parties to [***] the requesting JV Party or Joinder Party, and the other JV Parties and Joinder Parties shall not be required to incur such costs until such an agreement has been entered into.
Section 11.2    Use of JV Party and Joinder Party Names. Except as may be expressly provided in the Joint Venture Documents, nothing in this Agreement shall be construed as conferring on Inotera, any Subsidiary of Inotera or any JV Party or Joinder Party the right to use in advertising, publicity, marketing or other promotional activities any name, trade name, trademark, service mark or other designation, or any derivation thereof, of the JV Parties or the Joinder Parties (in the case of a JV Party or a Joinder Party, any other JV Party or Joinder Party).
Section 11.3    Covenants of the JV Parties and Joinder Parties. Each JV Party and each Joinder Party agrees and covenants that it will not, without the prior written consent of NTC and MNL:
(a)    confess any judgment against Inotera;
(b)    enter into any agreement on behalf of, or otherwise purport to bind, any other JV Party, Joinder Party or Inotera;
(c)    cause Inotera to take any action in contravention of the Articles of Incorporation;
(d)    cause Inotera to dispose of the goodwill or the business opportunities of Inotera; or
(e)    cause Inotera to assign or place its property in trust for creditors or on the assignee's promise to pay any indebtedness of Inotera.
Section 11.4    Contractual Relationships.
(a)    Contractual Relationship Between Inotera and MNL, Numonyx B.V. and MTAP. With respect to any contract (including under the Micron Supply Agreement) between Inotera, on the one hand, and MNL, Numonyx B.V., MTAP or any of their Affiliates, on the other hand, NTC shall have the right to demand that Inotera, and shall have the right to cause Inotera to, take any action, pursue any right, enforce any obligation or seek recourse pursuant to or under such contract, including with respect to the assertion of any claim or cause of action for breach of contract against MNL, Numonyx B.V., MTAP or any of their Affiliates involved in such contractual relationship with Inotera. In respect thereof, each JV Party agrees that it will not, and it shall cause, in the case of MNL, its representative directors, to not, interfere with or otherwise obstruct in any respect such action, pursuit, enforcement or recourse.
(b)    Contractual Relationship Between Inotera and NTC and Any Joinder Party. With respect to any contract (including under the Fab Lease or the NTC Supply

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Agreement) between Inotera and NTC, any Joinder Party or any of their Affiliates, MNL shall have the right to demand that Inotera, and shall have the right to cause Inotera to, take any action, pursue any right, enforce any obligation or seek recourse pursuant to or under such contract, including with respect to the assertion of any claim or cause of action for breach of contract against NTC, a Joinder Party or any of their Affiliates involved in such contractual relationship with Inotera. In respect thereof, each JV Party agrees that it will not, and it shall cause, in the case of NTC, its representative directors, to not, interfere with or otherwise obstruct in any respect such action, pursuit, enforcement or recourse.
Section 11.5    [***].
(a)    If, after the Closing, [***] or any of their Affiliates is required [***] any of the [***] under the [***], then, subject to Section 11.5(b) below, [***] will [***].
(b)    Upon the occurrence of [***], the JV Parties, the Joinder Parties and Micron shall, and shall use their best efforts to [***] the JV Parties, the Joinder Parties, Micron, MSA and Inotera [***] to the [***] they would have [***] the [***], including (i) arrangements that shall give [***] the [***] and other [***] related to the [***], and to [***] they are [***] under the [***] (ii) arrangements that cause the [***] of [***] that [***] to be [***] so that [***] are not [***] by the [***] of [***], (iii) arrangements with respect to [***], including [***] and [***] and [***], and (iv) arrangements with respect to other [***] including [***], on the one hand, and [***], on the other hand, the [***] held by [***] and the [***]. Notwithstanding Section 11.5(a), if the JV Parties, Joinder Parties, Micron, MSA and Inotera are [***] in a [***] (or such other [***] as the JV Parties and the Joinder Parties may agree in writing) following [***] shall have the right to [***] and the [***].
(c)     To the extent that, as a result of [***] recover all or a portion of the [***] pursuant to the [***], such recovered [***] shall be [***] to be [***] by [***]. This Section 11.5(c) supersedes Section 4 of the letter agreement, dated [***], by and among MNL, NTC and Micron [***].
Section 11.6    Joinder Agreements. NTC and the Joinder Parties shall use best efforts to cause Inotera to take all actions necessary to effectuate the terms of the Joinder Agreements.
ARTICLE 12
DEADLOCK; EVENTS OF DEFAULT
Section 12.1    Deadlock. A “Deadlock” shall occur with respect to any matter for which an affirmative vote of the Board of Directors, or (a) by at least [***] until the earlier of the date on which (i) the [***] is greater than [***] and (ii) any [***] have been satisfied, and (b) thereafter, by at least [***] of the Shares represented at a Shareholders' Meeting, is required for approval, and such matter is not approved because, in the case of a vote of the Board of Directors, at least [***] fail to affirmatively vote to approve the matter and at least [***]

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affirmatively vote to approve the matter, or, in the case of a vote of the shareholders (i) until the earlier of the date on which (A) the [***] is greater than [***] and (B) any [***] have been satisfied [***], and (ii) thereafter, such [***] of the Shares so represented is not obtained.
Section 12.2    Resolution of a Deadlock. If a Deadlock occurs, the JV Parties and the Joinder Parties shall:
(a)    first, submit the matter that was the subject of the Deadlock to the president of each of Micron and NTC by providing notice of the Deadlock to such Persons, and the JV Parties and the Joinder Parties shall use reasonable efforts to cause such Persons to make a good faith effort to hold at least [***] in-person meetings between them to resolve the Deadlock within [***] days of their receipt of the notice of Deadlock;
(b)    next, if the president of each of Micron and NTC are unable to resolve the Deadlock in the given [***] days, then submit the matter to the chairman of each of Micron and NTC for resolution, and the JV Parties and the Joinder Parties shall use reasonable efforts to cause such Persons to make a good faith effort to hold at least [***] in-person meeting between them to resolve the Deadlock within [***] days following the submission of the Deadlock to them;
(c)    next, if the chairman of each of Micron and NTC are unable to resolve the Deadlock in the given [***] days, any JV Party may commence mediation by providing to ICDR and the other JV Parties a written request for mediation, setting forth the subject of the Deadlock and the relief requested. The JV Parties and the Joinder Parties will cooperate with ICDR and with one another in selecting a mediator from an ICDR panel of neutrals, and in scheduling the mediation proceedings to be held in [***] during the [***] days following the commencement of mediation. The JV Parties and the Joinder Parties covenant that they will participate in the mediation in good faith, and that MNL, Numonyx B.V. and MTAP together will bear one-half of its costs and NTC and the Joinder Parties together will bear the other half of its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the JV Parties or by any Joinder Party, by any of their respective agents, employees, experts and attorneys and by the mediator and any ICDR employees are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving any of the JV Parties or the Joinder Parties provided, that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Any JV Party may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. The provisions of this Section 12.2(c) may be enforced by any court of competent jurisdiction, and the JV Parties seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys' fees, to be paid by the JV Parties and/or Joinder Parties against whom enforcement is ordered.
Section 12.3    Buyout from Deadlock.

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(a)    If the JV Parties are unable to resolve the Deadlock through the procedures set forth in Section 12.2, MNL, Numonyx B.V. and MTAP, acting as a group, or NTC and the Joinder Parties, acting as a group, may, [***] after the completion of, or the expiration of such time allotted for, the mediation contemplated by Section 12.2(c), propose (such group of JV Parties and, if applicable, Joinder Parties, the “Proposing JV Party”) to the other group of JV Parties and, if applicable, Joinder Parties (the “Receiving JV Party”) in writing, [***]. Within [***] of receiving such proposal, the Receiving JV Party shall, by notice in writing to the Proposing JV Party, elect to either (i) purchase from the Proposing JV Party and its Subsidiaries all (but not less than all) of the Shares then owned by the Proposing JV Party and its Subsidiaries at a price equal to [***]; or (ii) sell to the Proposing JV Party all (but not less than all) of the Shares then owned by the Receiving JV Party and its Subsidiaries at a price equal to [***]; provided, that if in the case of subsection (i) or (ii) above such price (the “Original Price”) is not permitted pursuant to Applicable Law of the ROC, the Original Price for the affected subsection or subsections will be automatically adjusted to the price that is closest to the Original Price and that is permissible pursuant to Applicable Law of the ROC; provided, further, that, if the Receiving JV Party fails to make such election within such [***] period, the Receiving JV Party shall be deemed to have elected to [***] the Proposing JV Party. Upon such election by the Receiving JV Party, the Proposing JV Party shall be obligated to sell or purchase, as the case may be, to or from the Receiving JV Party in accordance with this Section 12.3. Notwithstanding the foregoing provisions of this Section 12.3(a) to the contrary, none of NTC or the Joinder Parties may be the Proposing JV Party so long as MNL and its Affiliates are purchasing, are obligated to purchase or have the right to purchase from Inotera at least fifty percent (50%) of the Stack DRAM Products manufactured by Inotera in any Fiscal Year (a “Blockage Condition”). At such time as there no longer is a Blockage Condition, NTC and the Joinder Parties may be a Proposing JV Party, but only if such Deadlock remains in effect and the period described above in this Section 12.3(a) permits there to be a Proposing JV Party. Notwithstanding the foregoing provisions of this Section 12.3(a) to the contrary, if MNL, Numonyx B.V. or MTAP is the purchaser under this Section 12.3(a), MNL, Numonyx B.V. and MTAP shall have the option to either (i) purchase all of the Shares described above (the “Full Purchase Election”) or (ii) purchase only such number of Shares as would result in the aggregate Equity Interest of NTC and the Joinder Parties immediately after such purchase and sale equaling [***] percent ([***]%) of the total outstanding Equity Interest (the “Partial Purchase Election”); provided, however, that in the case of a Partial Purchase Election made when the aggregate Equity Interest of NTC and the Joinder Parties is already equal to or less than [***]%, the Partial Purchase Election shall result in MNL, Numonyx B.V. and MTAP purchasing zero Shares. As used herein, the term “Remainder Shares” shall mean all of the Shares of NTC and the Joinder Parties that would have been purchased and sold had the Full Purchase Election been made that were not purchased and sold because the Partial Purchase Election was made. In the case of a Partial Purchase Election, MNL, Numonyx B.V. and MTAP shall have a continuing right (the “Clean-up Option”), exercisable at the option of, and at the time selected by, any of MNL, Numonyx B.V. or MTAP, by written notice to NTC, to purchase from NTC and the Joinder Parties all of the Remainder Shares and the [***] Subscription Shares, at a same price and on the same terms as such Remainder Shares would have been purchased had the Full

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Purchase Election (rather than the Partial Purchase Election) been made, provided, however, that if such price is not permitted pursuant to Applicable Law of the ROC, the price shall be automatically adjusted to the price that is closest to such price and that is permissible pursuant to Applicable Law of the ROC; and provided, further, however, that if the [***] has not been [***] by the [***] that is [***] pursuant to the [***] shall be deemed to [***] it as of the [***] and shall [***] and the [***] all of the [***] at a [***] as such [***] would have been purchased had the Full Purchase Election (rather than the Partial Purchase Election) been made, provided, however, that if such price is not permitted pursuant to Applicable Law of the ROC, the price shall be automatically adjusted to the price that is closest to such price and that is permissible pursuant to Applicable Law of the ROC.
(b)    The JV Parties and the Joinder Parties shall in good faith complete the sale and purchase transaction contemplated under Section 12.3(a) as soon as practicable, but in no event later than [***] days after the delivery of the Receiving JV Party's election. At the completion of such sale and purchase transaction, either the Proposing JV Party or the Receiving JV Party, as the case may be, shall pay the purchase price pursuant to Section 12.3(a) in cash by wire transfer of immediately available funds to an account designated in writing by such other JV Party against delivery by the Proposing JV Party or the Receiving JV Party, as the case may be, of (i) in the case that Shares are in book-entry (scripless) form, any and all instruments and documents necessary for the application to the TDCC to effect book-entry transfer of such Shares free and clear of any liens, claims, charges or encumbrances, or (ii) in the case that Shares are in physical certificated form, all the certificates representing all such Shares, free and clear of any liens, claims, charges or encumbrances duly endorsed for transfer and together with all necessary transfer documents.
Section 12.4    Event of Default. An “Event of Default” shall occur if (a) a JV Party or a Joinder Party breaches or fails to perform in any material respect any material obligation under this Agreement or a Joinder Agreement and (b) at the end of the Cure Period therefor such breach or failure remains uncured. If such breach or failure is by either MNL, Numonyx B.V. or MTAP, then MNL, Numonyx B.V. and MTAP shall be the “Defaulting JV Parties” and NTC and the Joinder Parties shall be the “Non-Defaulting Parties”. If such breach or failure is by any of NTC or any Joinder Party, then NTC and the Joinder Parties shall be the “Defaulting JV Parties” and MNL, Numonyx B.V. and MTAP shall be the “Non-Defaulting Parties”.
Section 12.5    Cure Period. Upon the breach or failure to perform an obligation under this Agreement by a JV Party or a Joinder Party, the Non-Defaulting JV Parties shall have the right to deliver to the Defaulting JV Parties a notice of default (a “Notice of Default”). The Notice of Default shall set forth the nature of the Defaulting JV Parties' breach or failure of performance. If the Defaulting JV Parties fail to cure the breach or failure within the Cure Period, the Non-Defaulting JV Parties shall be entitled to take such action as set forth in Section 12.6. For purposes hereof, “Cure Period” means a period commencing on the date that the Notice of Default is provided by the Non-Defaulting JV Parties and ending (a) [***] days after Notice of Default is so provided, or (b) in the case of any obligation (other than an obligation to

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pay money) which cannot reasonably be cured within such [***] day period, such longer period not to exceed [***] days after the Notice of Default is so provided as is necessary to effect a cure of the Event of Default, so long as the Defaulting JV Parties diligently attempt to effect a cure throughout such period.
Section 12.6    Default Remedy.
(a)    Upon the occurrence of an Event of Default, the Non-Defaulting JV Parties shall have the right, but not the obligation, by a notice delivered in writing to the Defaulting JV Parties not later than [***] after the expiration of the applicable Cure Period (the “Exercise Notice”), to require the Defaulting JV Parties to:
(i)    purchase from the Non-Defaulting JV Parties all (but not less than all) of the Shares then owned by such Non-Defaulting JV Parties and their Subsidiaries for a purchase price equal to [***] of the [***] of such Shares on a per Share basis; or
(ii)    sell to the Non-Defaulting JV Parties all (but not less than all) of the Shares then owned by the Defaulting JV Parties and their Subsidiaries for a purchase price equal to [***] of the [***] of such Shares on a per Share basis;
provided, that if in the case of subsection (i) or (ii) above, as applicable, such price (the “Default Original Price”) is not permitted pursuant to Applicable Law of the ROC, the Default Original Price for the affected subsection or subsections will be automatically adjusted to the price that is closest to the Default Original Price and that is permissible pursuant to Applicable Law of the ROC.
(b)    The JV Parties and the Joinder Parties shall in good faith complete the sale and purchase transaction contemplated under Section 12.6(a) as soon as practicable, but in no event later than 180 days after the determination of [***]. At the completion of such sale and purchase transaction, either the Defaulting JV Parties or the Non-Defaulting JV Parties, as the case may be, shall pay the purchase price pursuant to Section 12.6(a) in cash by wire transfer of immediately available funds to an account designated in writing by the JV Parties and/or Joinder Parties selling their Shares against delivery by the Non-Defaulting JV Parties or the Defaulting JV Parties, as the case may be, of (i) in the case that Shares are in book-entry (scripless) form, any and all instruments and documents necessary for the application to the TDCC to effect book-entry transfer of such Shares free and clear of any liens, claims, charges or encumbrances, or (ii) in the case that Shares are in physical certificated form, all the certificates representing all such Shares, free and clear of any liens, claims, charges or encumbrances duly endorsed for transfer and together with all necessary transfer documents.
(c)    Notwithstanding anything to the contrary and in addition to the remedies provided under this Section 12.6, Inotera and the Non-Defaulting JV Parties may also pursue all other legal and equitable rights and remedies against the Defaulting JV Parties available to them.

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The Defaulting JV Parties shall pay all costs, including reasonable attorneys' fees, incurred by Inotera and the Non-Defaulting JV Parties in pursuing any and all such legal remedies.
ARTICLE 13
BUYOUT
Section 13.1    Buyout Right.
(a)    Exercise of Buyout Right. If at any time, (i) the aggregate Equity Interest of NTC and the Joinder Parties falls below five percent (5%) of the outstanding Shares (in such case, NTC and the Joinder Parties are each the “Non-compliant JV Party” and MNL, Numonyx B.V. and MTAP are the “Compliant JV Party”), or (ii) the aggregate Equity Interest of MNL, Numonyx B.V. and MTAP falls below five percent (5%) of the outstanding Shares (in such case, MNL, Numonyx B.V. and MTAP are the “Non-compliant JV Party” and NTC is the “Compliant JV Party”), then the Compliant JV Party shall have the right, but not the obligation, by notice to the Non-compliant JV Party in writing (such notice, the “Buyout Notice”), to purchase all (but not less than all) of the Shares then owned by the Non-compliant JV Party and its Subsidiaries (such Shares, the “Buyout Shares”) at the Fair Value (unless such price (the “Buyout Original Price”) is not permitted pursuant to Applicable Law of the ROC, in which case the Buyout Original Price will be automatically adjusted to the price that is closest to the Buyout Original Price and that is permissible pursuant to Applicable Law of the ROC); provided, however, that the [***] at such time is [***] and such Buyout Notice is delivered to the Non-compliant JV Party no later than [***] after such JV Party first becomes a Non-compliant JV Party. Notwithstanding the foregoing provisions of this Section 13.1(a) to the contrary, none of the Joinder Parties and NTC may issue a Buyout Notice so long as a Blockage Condition is then existing. At such time as there no longer is a Blockage Condition, the Joinder Parties and NTC may issue a Buyout Notice if the aggregate Equity Interest of MNL, Numonyx B.V. and MTAP is then below five percent (5%) of the outstanding Shares.
(b)    Completion of Buyout.
(i)    The JV Parties and the Joinder Parties shall in good faith complete the sale and purchase transaction contemplated under Section 13.1(a) as soon as practicable, but in no event later than [***] after delivery of the Buyout Notice.
(ii)    At the completion of such sale and purchase transaction, the Compliant JV Party shall pay the purchase price pursuant to Section 13.1(a) in cash by wire transfer of immediately available funds to an account designated in writing by the Non-compliant JV Party against delivery by the Non-compliant JV Party of (1) in the case that Shares are in book-entry (scripless) form, any and all instruments and documents necessary for the application to the TDCC to effect book-entry transfer of such Shares free and clear of any liens, claims, charges or encumbrances, or (2) in the case that Shares are in physical certificated form, all the certificates representing all such Shares, free and clear of any liens, claims, charges or

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encumbrances. Notwithstanding the foregoing, the Compliant JV Party may elect to deduct any amount owed by the Non-compliant JV Party to the Compliant JV Party from the purchase price payable by the Compliant JV Party pursuant to Section 13.1(a).
Section 13.2    Buyout Subsidiaries. In the event of a buyout of Shares as contemplated under Sections 9.3, 12.3, 12.6 and/or 13.1, the JV Parties and the Joinder Parties subject to the buyout of their Shares shall use their best efforts to transfer, prior to consummation of the proposed buyout, all of the Shares subject to the buyout under Section 9.3, 12.3, 12.6 or 13.1, as applicable, to wholly-owned Subsidiaries of such JV Parties and the Joinder Parties (the “Buyout Subsidiaries”) that have no liabilities and hold no assets other than Shares subject to the buyout under Section 9.3, 12.3, 12.6 or 13.1, as applicable. If the Shares subject to the buyout under Section 9.3, 12.3, 12.6 or 13.1, as applicable, are transferred to the Buyout Subsidiaries, the JV Parties and the Joinder Parties acquiring such Shares shall have the right to acquire all of the outstanding equity interests of the Buyout Subsidiaries for the same price and on the same terms as such JV Parties and Joinder Parties would otherwise have acquired the Shares subject to the buyout under Section 9.3, 12.3, 12.6 or 13.1, as applicable.
ARTICLE 14
TERMINATION
Section 14.1    Effective Date. This Agreement is effective on the date hereof, and continue in force unless terminated in accordance with this Agreement.
Section 14.2    Termination. This Agreement shall terminate upon (a) the earlier of the Transfer of all of the Shares owned (i) by MNL, Numonyx B.V. and MTAP and their Affiliates to NTC and the Joinder Parties and/or their Affiliates in accordance with Section 12.3, 12.6 or 13.1, or (ii) by the Joinder Parties and NTC to MNL, Numonyx B.V. and MTAP and/or their Affiliates in accordance with Section 12.3 (as a result of a Full Purchase Election or the exercise of a Clean-up Option), 12.6 or 13.1 or (b) the breach by any JV Party of Section 9.1(a)(i), provided that the breaching JV Party does not cure such breach within sixty (60) days after receipt of notice from any other JV Party of an intent to terminate this Agreement pursuant to this Section 14.2(b); provided, that the following provisions shall survive termination of this Agreement: Sections 11.2, 11.5 and 14.2 and Article 15.
Section 14.3    Suspension. Upon the Transfer of less than all of the Shares owned by the Joinder Parties and NTC to MNL, Numonyx B.V. and MTAP and/or their Affiliates in accordance with Section 12.3, this Agreement shall not terminate but instead shall be suspended and treated for all purposes under this Agreement as if it has been terminated pursuant to Section 14.2 (a “Suspension”).

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ARTICLE 15
GENERAL PROVISIONS
Section 15.1    Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmation of delivery by a standard overnight or recognized international carrier, or (c) delivery in person, addressed at the following addresses (or at such other address for a JV Party as shall be specified by like notice):
if to NTC or, except as otherwise specified in the applicable Joinder Agreement, any Joinder Party:
Nanya Technology Corporation
Hwa-Ya Technology Park
669 Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attn: Head of Legal & IP Division
Facsimile: 886-3-396-2226

if to MNL, Numonyx B.V. or MTAP:
Micron Semiconductor B.V.
Naritaweg 165 Telestone 8
1043BW Amsterdam
The Netherlands
Attn: Managing Director
Facsimile: 020-5722650

with a mandatory copy to Micron:
Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attn: General Counsel
Facsimile: (208) 368-1309

Section 15.2    Waiver. The failure at any time of a JV Party to require performance by any other JV Party of any responsibility or obligation required by this Agreement or any Joinder Agreement shall in no way affect a JV Party's right to require such performance. The waiver by a JV Party of a breach of any provision of this Agreement or any Joinder Agreement by any JV

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Party or Joinder Party shall not constitute a waiver by any other JV Party of such breach. The failure at any time of a JV Party to require performance by any other JV Party or Joinder Party of any responsibility or obligation required by this Agreement shall in no way affect the right of such JV Party to require such performance at any time thereafter, nor shall the waiver by a JV Party of a breach of any provision of this Agreement or any Joinder Agreement by any other JV Party or any Joinder Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.
Section 15.3    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each JV Party and Joinder Party; provided, however, neither this Agreement nor any Joinder Agreement nor any right or obligation hereunder or thereunder may be assigned or delegated by any JV Party or Joinder Party in whole or in part to any other Person without the prior written consent of MNL and NTC. Any purported assignment in violation of the provisions of this Section 15.3 shall be null and void and have no effect.
Section 15.4    Amendment. Except as expressly provided by this Agreement, this Agreement may not be modified or amended except by a written instrument executed by, or on behalf of, each JV Party.
Section 15.5    Third Party Rights. Micron and MSA are express third party beneficiaries of Sections 11.1, 11.5, 11.6 and 15.13, and NCPC is an express third party beneficiary of Section 5.3. Except as set forth in the prior sentence, nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the JV Parties and, to the extent provided in a Joinder Agreement, the Joinder Party thereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.
Section 15.6    Governing Law. This Agreement and the Joinder Agreements shall be governed by and construed in accordance with the laws of the ROC, without giving effect to its conflict of laws principles.
Section 15.7    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or any Joinder Agreement shall be brought in the Taipei District Court, located in Taipei, Taiwan, and each of the JV Parties and the Joinder Parties hereby consents and submits to the exclusive jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

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Section 15.8    Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.
Section 15.9    Entire Agreement. This Agreement, together with the Appendices, Exhibits and Schedules hereto and the agreements (including the Master Agreement, the Joint Venture Documents and the Joinder Agreements) and instruments referred to herein, constitute the entire agreement of the JV Parties and the Joinder Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between or among JV Parties and the Joinder Parties with respect to the subject matter hereof.
Section 15.10    Taxes and Expenses. Except as otherwise set forth in this Agreement or the Joinder Agreements, all taxes, fees and expenses incurred in connection with this Agreement and the Joinder Agreements and the transactions contemplated hereby and thereby shall be paid by the JV Party or Joinder Party incurring such taxes, fees and expenses.
Section 15.11    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force and effect in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Law or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the JV Parties shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.
Section 15.12    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 15.13    Confidential Information.
(a)    To the extent they are parties thereto, the JV Parties shall abide by the terms of those certain Mutual Confidentiality Agreements dated as of the date hereof, (i) between Micron and Inotera, (ii) between NTC and Inotera, and (iii) between Micron and NTC, as they may be amended or replaced from time to time (collectively, the “Mutual Confidentiality Agreements”), and the Joinder Parties shall abide by the terms of Section 3.4 of the Master Agreement (the “Confidentiality Covenant” and, together with the Mutual Confidentiality Agreements, the “Confidentiality Agreements”), to the same extent as if such Joinder Parties were “New Parties” or “Receiving Parties” as defined in the Master Agreement, which agreements and obligations are incorporated herein by reference. The JV Parties and Joinder Parties agree that the Confidentiality Agreements shall govern the confidentiality, non-disclosure and non-use obligations between and among the JV Parties and the Joinder Parties respecting the information provided or disclosed in connection with this Agreement.

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(b)    The terms and conditions of this Agreement shall be considered “Confidential Information” under the Confidentiality Agreements for which each of Micron and NTC and the Joinder Parties are considered a “Receiving Party” or a “Recipient”, as applicable, under the applicable Confidentiality Agreements. To the extent there is a conflict between this Agreement and any Confidentiality Agreement, the terms of the Confidentiality Agreements shall control.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

MICRON SEMICONDUCTOR B.V.

By:	/s/ Thomas L. Laws, Jr.
Name: Thomas L. Laws, Jr.
Title: Managing Director A

By:	/s/ A. Konijn
Name: A. Konijn
Title: Managing Director

THIS IS A SIGNATURE PAGE FOR THE JOINT VENTURE AGREEMENT ENTERED INTO BY AND AMONG MNL, NUMONYX B.V., MTAP, AND NTC

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NUMONYX HOLDINGS B.V.

By:	/s/ Thomas L. Laws, Jr.
Name: Thomas L. Laws, Jr.
Title: Managing Director A

THIS IS A SIGNATURE PAGE FOR THE JOINT VENTURE AGREEMENT ENTERED INTO BY AND AMONG MNL, NUMONYX B.V., MTAP, AND NTC

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MICRON TECHNOLOGY ASIA PACIFIC, INC.

By:	/s/ Michael W. Bokan
Name: Michael W. Bokan
Title: President

THIS IS A SIGNATURE PAGE FOR THE JOINT VENTURE AGREEMENT ENTERED INTO BY AND AMONG MNL, NUMONYX B.V., MTAP, AND NTC

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NANYA TECHNOLOGY CORPORATION

By:	/s/ Charles Kau
Name: Charles Kau
Title: President

THIS IS A SIGNATURE PAGE FOR THE JOINT VENTURE AGREEMENT ENTERED INTO BY AND AMONG MNL, NUMONYX B.V., MTAP, AND NTC

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